                                                                   EXHIBIT 10.11

                                                                [EXECUTION COPY]


================================================================================

                               U.S. $700,000,000

                               CREDIT AGREEMENT,

                                  dated as of

                                March 31, 1998,

                                     among

                               PRIMESTAR, INC.,
                               as the Borrower,

                           THE BANK OF NOVA SCOTIA,
                         as the Administrative Agent,

                          NATIONSBANK OF TEXAS, N.A.,
                           as the Syndication Agent,

                       CREDIT LYONNAIS NEW YORK BRANCH,
                          as the Documentation Agent,

                        VARIOUS FINANCIAL INSTITUTIONS,
                                as the Lenders,

                                      and

                           THE BANK OF NOVA SCOTIA,
                        CREDIT LYONNAIS NEW YORK BRANCH
                                      and
                          NATIONSBANK OF TEXAS, N.A.,
                           as the Arranging Agents.

================================================================================

                               TABLE OF CONTENTS
                               -----------------

Section                                                                     Page
-------                                                                     ----

                   ARTICLE IDEFINITIONS AND ACCOUNTING TERMS


1.1.    Defined Terms......................................................   3
1.2.    Use of Defined Terms...............................................  36
1.3.    Cross-References...................................................  36
1.4.    Accounting and Financial Determinations............................  36


     ARTICLE II COMMITMENTS, BORROWING AND ISSUANCEPROCEDURES, NOTES AND
                               LETTERS OF CREDIT

2.1.    Commitments........................................................  37
2.1.1.  Revolving Loan Commitment and Swing Line Loan Commitment...........  37
2.1.2.  Letter of Credit Commitment........................................  38
2.1.3.  Term Loan Commitment...............................................  38
2.1.4.  Lenders Not Permitted or Required to Make Loans....................  38
2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit........  39
2.2.    Reduction of the Commitment Amounts................................  39
2.2.1.  Optional...........................................................  39
2.2.2.  Mandatory..........................................................  40
2.3.    Borrowing Procedures...............................................  40
2.3.1.  Borrowing Procedure................................................  40
2.3.2.  Swing Line Loans...................................................  41
2.4.    Continuation and Conversion Elections..............................  42
2.5.    Funding............................................................  42
2.6.    Issuance Procedures................................................  43
2.6.1.  Other Lenders' Participation.......................................  43
2.6.2.  Disbursements......................................................  43
2.6.3.  Reimbursement......................................................  44
2.6.4.  Deemed Disbursements...............................................  44
2.6.5.  Nature of Reimbursement Obligations................................  45
2.7.    Register; Notes....................................................  45

             ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.    Repayments and Prepayments; Application.............................  47
3.1.1.  Repayments and Prepayments..........................................  47
3.1.2.  Application.........................................................  49
3.2.    Interest Provisions.................................................  50
3.2.1.  Rates...............................................................  50
3.2.2.  Post-Maturity Rates.................................................  50
3.2.3.  Payment Dates.......................................................  51
3.3.    Fees................................................................  51
3.3.1.  Commitment Fee......................................................  51
3.3.2.  Agency Fees.........................................................  52
3.3.3.  Letter of Credit Fee................................................  52

               ARTICLE IV CERTAIN FIXED RATE AND OTHER PROVISIONS

4.1.    Fixed Rate Lending Unlawful.........................................  52
4.2.    Deposits Unavailable................................................  52
4.3.    Increased Fixed Rate Loan Costs, etc................................  53
4.4.    Funding Losses......................................................  53
4.5.    Increased Capital Costs.............................................  54
4.6.    Taxes...............................................................  54
4.7.    Payments, Computations, etc.........................................  57
4.8.    Sharing of Payments.................................................  57
4.9.    Setoff..............................................................  58
4.10.   Lender's Duty to Mitigate...........................................  58
4.11.   Replacement of Lenders..............................................  59

                    ARTICLE V CONDITIONS TO CREDIT EXTENSIONS

5.1.    Initial Credit Extension............................................  60
5.1.1.  Subsidiary Guaranties...............................................  60
5.1.2.  Pledge Agreements...................................................  60
5.1.3.  Contract Assignment Agreement and each Consent and Agreement........  60
5.1.4.  Financial Information, etc..........................................  60
5.1.5.  Closing Date Certificate............................................  61
5.1.6.  Compliance Certificate..............................................  61
5.1.7.  Solvency, etc.......................................................  61
5.1.8.  Consummation of Restructuring Transaction...........................  61


5.1.9.   Senior Subordinated Credit Agreement...............................  61
5.1.10.  Delivery of Transaction Documents..................................  61
5.1.11.  Insurance..........................................................  62
5.1.12.  Opinion of Counsel.................................................  62
5.1.13.  Closing Fees, Expenses, etc........................................  62
5.2.     All Credit Extensions..............................................  62
5.2.1.   Compliance with Warranties, No Default, etc........................  62
5.2.2.   Credit Extension Request, etc......................................  63
5.2.3.   Satisfactory Legal Form............................................  63

                    ARTICLE VI REPRESENTATIONS AND WARRANTIES

6.1.     Organization, etc..................................................  63
6.2.     Due Authorization, Non-Contravention, etc..........................  63
6.3.     Government Approval, Regulation, etc...............................  64
6.4.     Validity, etc......................................................  64
6.5.     Financial Information..............................................  64
6.6.     No Material Adverse Effect.........................................  65
6.7.     Litigation, Labor Controversies, etc...............................  65
6.8.     Compliance with Laws...............................................  65
6.9.     Subsidiaries.......................................................  65
6.10.    Ownership of Properties............................................  65
6.11.    Taxes..............................................................  65
6.12.    Pension and Welfare Plans..........................................  65
6.13.    Environmental Warranties...........................................  66
6.14.    Intellectual Property..............................................  67
6.15.    Regulations U and X................................................  67
6.16.    Accuracy of Information............................................  67
6.17.    Subordinated Debt..................................................  68

                              ARTICLE VII COVENANTS

7.1.     Affirmative Covenants..............................................  68
7.1.1.   Financial Information, Reports, Notices, etc.......................  68
7.1.2.   Compliance with Laws, etc..........................................  70
7.1.3.   Maintenance of Properties..........................................  70
7.1.4.   Insurance..........................................................  70
7.1.5.   Books and Records..................................................  71
7.1.6.   Environmental Covenant.............................................  71
7.1.7.   Future Subsidiaries................................................  72


7.1.8.   Additional Collateral..............................................  73
7.1.9.   Rate Protection Agreements.........................................  73
7.1.10.  Future Leased Property.............................................  74
7.1.11.  Use of Proceeds....................................................  74
7.2.     Negative Covenants.................................................  74
7.2.1.   Business Activities................................................  74
7.2.2.   Indebtedness.......................................................  74
7.2.3.   Liens..............................................................  76
7.2.4.   Financial Condition and Operations.................................  77
7.2.5.   Investments........................................................  78
7.2.6.   Restricted Payments, etc...........................................  79
7.2.7.   Capital Expenditures, etc..........................................  79
7.2.8.   Subsidiaries.......................................................  80
7.2.9.   Take or Pay Contracts..............................................  80
7.2.10.  Consolidation, Merger, etc.........................................  80
7.2.11.  Permitted Dispositions.............................................  81
7.2.12.  Modification of Certain Agreements.................................  81
7.2.13.  Transactions with Affiliates.......................................  81
7.2.14.  Negative Pledges, Restrictive Agreements, etc......................  81
7.2.15.  Sale and Leaseback.................................................  82
7.2.16.  Restrictions on Leases and ASkyB Transaction.......................  82
7.2.17.  Restrictions on TSAT Partners Holdings and Its Subsidiaries........  82

                         ARTICLE VIII EVENTS OF DEFAULT


8.1.     Listing of Events of Default.......................................  83
8.1.1.   Non-Payment of Obligations.........................................  83
8.1.2.   Breach of Warranty.................................................  83
8.1.3.   Non-Performance of Certain Covenants and Obligations...............  83
8.1.4.   Non-Performance of Other Covenants and Obligations.................  83
8.1.5.   Default on Other Indebtedness......................................  84
8.1.6.   Judgments..........................................................  84
8.1.7.   Pension Plans......................................................  84
8.1.8.   Control of the Borrower............................................  84
8.1.9.   Bankruptcy, Insolvency, etc........................................  84
8.1.10.  Impairment of Security, etc........................................  85
8.1.11.  Material Adverse Change............................................  85
8.2.     Action if Bankruptcy...............................................  85
8.3.     Action if Other Event of Default...................................  86

                              ARTICLE IX THE AGENTS



9.1.     Actions............................................................  86
9.2.     Funding Reliance, etc..............................................  87
9.3.     Exculpation........................................................  87
9.4.     Successor..........................................................  87
9.5.     Loans by Agents....................................................  88
9.6.     Credit Decisions...................................................  88
9.7.     Copies, etc........................................................  88
9.8.     The Agents.........................................................  89

                       ARTICLE X MISCELLANEOUS PROVISIONS


10.1.    Waivers, Amendments, etc...........................................  89
10.2.    Notices............................................................  90
10.3.    Payment of Costs and Expenses......................................  90
10.4.    Indemnification....................................................  91
10.5.    Survival...........................................................  92
10.6.    Severability.......................................................  93
10.7.    Headings...........................................................  93
10.8.    Execution in Counterparts, Effectiveness, etc......................  93
10.9.    Governing Law; Entire Agreement....................................  93
10.10.   Successors and Assigns.............................................  93
10.11.   Sale and Transfer of Loans and Notes; Participations in
         Loans and Notes....................................................  94
10.11.1. Assignments........................................................  94
10.11.2. Participations.....................................................  95
10.12.   Other Transactions.................................................  96
10.13.   Execution on Behalf of Corporation.................................  96
10.14.   Forum Selection and Consent to Jurisdiction........................  97
10.15.   Waiver of Jury Trial...............................................  98

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of March 31, 1998 (amending and restating the Existing Credit Agreement, as defined below), is among PRIMESTAR, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are
                           --------
or may become parties hereto (collectively, the "Lenders"), NATIONSBANK OF
                                                 -------
TEXAS, N.A. ("NationsBank"), as syndication agent for the Lenders (in such
              -----------
capacity, the "Syndication Agent"), CREDIT LYONNAIS NEW YORK BRANCH ("Credit
               -----------------                                      ------
Lyonnais"), as documentation agent for the Lenders (in such capacity, the
--------
"Documentation Agent"), each of Credit Lyonnais, NationsBank and THE BANK OF
--------------------
NOVA SCOTIA ("Scotiabank") as arranging agents for the Lenders (in such
              ----------
capacity, the "Arranging Agents"), and Scotiabank, as administrative agent for
               ----------------
the Lenders and such Agents (in such capacity, the "Administrative Agent";
                                                    --------------------
together with the Arranging Agents, the Syndication Agent and the Documentation Agent, the "Agents" and each an "Agent").
            ------               -----


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Borrower and its various Restricted Subsidiaries (such capitalized term, and other capitalized terms used herein, to have the meanings provided in Section 1.1) are engaged in the business of providing satellite
            -----------
broadcasting service to residential and commercial subscribers, and businesses and activities directly related thereto;

     WHEREAS, pursuant to the Credit Agreement, dated as of December 31, 1996 (the "Original Credit Agreement"), among TCI Satellite Entertainment, Inc., a
      -------------------------
Delaware corporation ("TSAT"), certain financial institutions from time to time
                       ----
party thereto (the "Original Lenders"), NationsBank, as syndication agent,
                    ----------------
Credit Lyonnais, as documentation agent, each of Credit Lyonnais, NationsBank and Scotiabank, as arranging agents, and Scotiabank, as administrative agent, the Original Lenders made extensions of credit to TSAT on terms set forth therein;

     WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of June 26, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among TSAT,
                                        -------------------------
certain financial institutions from time to time party thereto (the "Existing
                                                                     --------
Lenders"), NationsBank, as syndication agent, Credit Lyonnais, as documentation
-------
agent, each of Credit Lyonnais, NationsBank and Scotiabank, as arranging agents, and Scotiabank, as administrative agent, the Existing Lenders made extensions of credit to TSAT on terms set forth therein;

     WHEREAS, (i) pursuant to the Asset Transfer Agreement, dated as of February 6, 1998 (the "TSAT Asset Transfer Agreement"), between TSAT and the Borrower,
              -----------------------------
TSAT has agreed to transfer all of its assets and liabilities related to its medium power business to the Borrower in consideration for stock of the Borrower (the "TSAT Asset Transfer"), (ii) pursuant to the Merger
      -------------------
and Contribution Agreement (and the other agreements referenced therein), dated as of February 6,
1998 (the "Restructuring Agreement"), among the Borrower, TSAT and the other
           -----------------------
Partners, the businesses of TSAT and the Primestar Partnership, and the PRIMESTAR Distribution Service, will be consolidated into the Borrower (the

"Restructuring Transaction"), and (iii) pursuant to the Agreement and Plan of
--------------------------
Merger Agreement, dated as of February 6, 1998 (the "TSAT Merger Agreement"),
                                                     ---------------------
between TSAT and the Borrower, and subject to the satisfaction of certain conditions, TSAT has agreed to merge with and into the Borrower, with the Borrower as the surviving corporation (the "TSAT Merger", and collectively with
                                            -----------
the TSAT Asset Transfer and the Restructuring, the "Roll-up Plan", all as more
                                                    ------------
fully described in the Proxy);

     WHEREAS, pursuant to the Assumption and Amendment Agreement, the Borrower has assumed TSAT's obligations under the Existing Credit Agreement and has requested that the Existing Credit Agreement be amended and restated in its entirety to become effective and binding on the Borrower pursuant to the terms of this Agreement, and the Lenders (including the Existing Lenders) have agreed (subject to the terms of the Assumption and Amendment Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the parties to the Existing Credit Agreement that the commitments which the Existing Lenders have agreed to extend to TSAT under the Existing Credit Agreement shall be extended or advanced to the Borrower upon the amended and restated terms and conditions contained in this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Credit Agreement on or prior to the date hereof or arising (in the case of an indemnification) under the terms of the Existing Credit Agreement); provided,
                                                                    --------
that any Rate Protection Agreements with any one or more Existing Lenders (or their respective s) shall continue unamended (other than their assumption by the Borrower) and in full force and effect;

     WHEREAS, in connection with amending and restating the Existing Credit Agreement, the Borrower desires to obtain from the Lenders (and the Issuer, as the case may be):

          (a) a Term Loan Commitment, pursuant to which Borrowings of Term Loans, in a maximum aggregate principal amount not to exceed $150,000,000, will be made to the Borrower in a single Borrowing occurring on the Closing Date;

          (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit), pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $550,000,000, will be made to the Borrower from time to time prior to the Revolving Loan Commitment Termination Date;

          (c) a Letter of Credit Commitment, pursuant to which the Issuer will issue Letters of Credit, in a maximum aggregate Stated Amount at any one time outstanding not to exceed $100,000,000, for the account of the Borrower from time to time prior to the

     Revolving Loan Commitment Termination Date (provided that the aggregate
                                                 --------
     amount of Letter of Credit Outstandings, together with the outstanding principal amount of Revolving Loans and Swing Line Loans, at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

          (d) a Swing Line Loan Commitment, pursuant to which Borrowings of Swing Line Loans, in a maximum aggregate principal amount not to exceed $15,000,000, will be made to the Borrower from time to time prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate
                                                 --------
     outstanding principal amount of such Swing Line Loans, together with Revolving Loans and Letter of Credit Outstandings, at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with all the proceeds of the Credit Extensions to be used for the purposes specified in Section 7.1.11; and
             --------------

     WHEREAS, the Existing Lenders, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth (including Article
                                                                         -------
V), to amend and restate the Existing Credit Agreement in its entirety pursuant
-
to the terms of this Agreement, and the Lenders and the Issuer are willing to extend such Commitment and make such Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower;

     NOW, THEREFORE, the parties hereto agree as set forth above and as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION I.1.  Defined Terms.  The following capitalized terms (whether or
                   -------------
not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble and includes each other
      --------------------                    --------
Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.
                  -----------

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding with respect to the Borrower any (i) trustee under, or any committee with responsibility for administering, any Plan, (ii) Lender and (iii) Agent). A Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power:

          (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" and "Agents" are defined in the preamble and include each other
      -----       ------                     --------
Person as shall have subsequently been appointed as a successor Agent pursuant to Section 9.4.
   -----------

     "Agreement" means, on any date, this Credit Agreement as originally in
      ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of:

          (a)  the Base Rate in effect on such day; and

          (b)  the Federal Funds Rate in effect on such day plus  1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Annualized Cash Flow" means, as of any date of determination, EBITDA for
      --------------------
the Fiscal Quarter ending on or immediately prior to such date of determination multiplied by four.

     "Annualized Cash Flow to Pro Forma Debt Service Ratio" means the ratio of
      ----------------------------------------------------
(a) Annualized Cash Flow to (b) Pro Forma Debt Service.
                         --

     "Annualized Cash Flow to Total Interest Expense Ratio" means, as of the
      ----------------------------------------------------
last day of any Fiscal Quarter, the ratio of (a) Annualized Cash Flow to (b)
                                                                      --
Total Interest Expense for such Fiscal Quarter and the three immediately preceding Fiscal Quarters.

     "Annual Pro-Forma Interest Expense" means, as of any date of determination,
      ---------------------------------
Pro-Forma Interest Expense for the four complete Fiscal Quarters immediately succeeding such date of determination.

     "Applicable Margin" means:
      -----------------

          (a) with respect to the unpaid principal amount of each Term Loan maintained as (i) a Base Rate Loan, 1.25%, (ii) a LIBO Rate Loan, 2.25%, and (iii) a CD Rate Loan, 2.375%; and

          (b) with respect to the unpaid principal amount of each Revolving Loan, the applicable percentage set forth under the applicable column below:


                                      Total Debt                         Base Rate           LIBOR                 CD
                                  to Annualized Cash                       Margin           Margin               Margin
                                      Flow Ratio                         ---------         --------              ------
                                  ------------------

                       Greater than or equal                               1.250%            2.250%              2.375%
                       to 7.0:1

                       Greater than or equal                               1.000%            2.000%              2.125%
                       to 6.5:1 and less
                       than 7.0:1

                       Greater than or equal                               0.750%            1.750%              1.875%
                       to 6.0:1 and less
                       than 6.5:1

                       Greater than or equal                               0.500%            1.500%              1.625%
                       to 5.5:1 and less
                       than 6.0:1

                       Greater than or equal                               0.250%            1.250%              1.375%
                       to 5.0:1 and less
                       than 5.5:1

                       Less than 5.0:1                                     0.000%            0.875%              1.000%

     The Total Debt to Annualized Cash Flow Ratio used to compute the Applicable Margin shall be the Total Debt to Annualized Cash Flow Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Total Debt to Annualized Cash Flow Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail
                        ----------    -------------
to deliver a Compliance Certificate within 60 days after the end of any Fiscal Quarter (or within 105 days, in the case of the last Fiscal Quarter of the Fiscal Year) as required pursuant to clause (c) of Section 7.1.1, the Applicable
                                     ----------    -------------
Margin from and including the 61st (or 106th, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above for such type of Loans.

     "Arranging Agents" is defined in the preamble and includes each other
      ----------------                    --------
Person as shall have subsequently been appointed as a successor Arranging Agent pursuant to Section 9.4.
            -----------

     "ASkyB Satellite" means either of the high power communications satellites
      ---------------
to be purchased by the Borrower in the ASkyB Transaction.

     "ASkyB Transaction" means the acquisition by the Borrower from MCI
      -----------------
Telecommunications Corporation ("MCI"), the News Corporation Limited ("News
                                 ---                                   ----
Corp.") and American Sky Broadcasting LLC, a wholly-owned Subsidiary of News
-----
Corp. ("ASkyB"), of the ASkyB Satellites, certain authorizations granted to MCI
        -----
by the Federal Communications Commission and certain related contracts, all pursuant to an asset acquisition agreement, dated as of June 11, 1997, among the Primestar Partnership, News Corp., MCI, ASkyB and, for certain purposes only, the Partners.

     "Assessment Rate" means, for any Interest Period for CD Rate Loans, the net
      ---------------
annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) estimated by the Administrative Agent to be the then current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insuring time deposits at offices of the Administrative Agent in the United States.

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Assumption and Amendment Agreement" means the Assumption and Amendment
      ----------------------------------
Agreement, dated as of the date hereof, among TSAT, the Borrower, the Existing Lenders, the Lenders and the Agents.

     "Authorized Officer" means, relative to the Borrower and any other Obligor,
      ------------------
those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified by the Borrower to the Arranging Agents and the Lenders.

     "Base Rate" means, at any time, the rate of interest then most recently
      ---------
established by Scotiabank in New York, New York as its base rate for Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit.

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrower Closing Date Certificate" means the closing date certificate,
      ---------------------------------
dated as of the Closing Date, executed and delivered by the Borrower pursuant to

Section 5.1.5, substantially in the form of Exhibit K hereto.
-------------                               ---------

     "Borrower Pledge Agreement" means the Pledge Agreement, dated as of the
      -------------------------
Effective Date, executed and delivered by the Borrower, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, amended and restated or
        -----------
otherwise modified from time to time.

     "Borrower Security Agreement" means the Security Agreement, dated as of the
      ---------------------------
Effective Date, executed and delivered by the Borrower, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or
        -----------
otherwise modified from time to time.

     "Borrowing" means the Loans of the same type and, in the case of Fixed Rate
      ---------
Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.
                -----------

     "Borrowing Request" means a Loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                    ---------
hereto.

     "Business Day" means
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a)
                                                                   ----------
     above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar market of the Administrative Agent's LIBOR Office.

     "Capital Expenditures" means, for any period, the aggregate amount of all
      --------------------
expenditures of the Borrower and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

     "Capital Stock" means, with respect to any Person, any and all shares,
      -------------
interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any direct obligation of (or guaranteed by) the United States Government (or any agency or instrumentality thereof) maturing not more than one year after such time;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 by S&P or P-1 by Moody's, or

               (ii)  any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of Aa or better from Moody's or a comparable rating from S&P and (y) a combined capital and surplus greater than $500,000,000 (or the Dollar equivalent thereof); or

               (ii)  any Lender;

          (d) any repurchase agreement entered into with any Lender or any commercial banking institution of the stature referred to in clause (c)(i)
                                                                  -------------
     which

               (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and
                                              ----------

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

          (e) money market funds that invest substantially all of their assets in the investments described in clauses (a) through (d) above.
                                     -----------         ---

     "CD Rate" means, relative to any Interest Period for CD Rate Loans, the
      -------
rate of interest determined by the Administrative Agent to be the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the prevailing rates per annum bid at 12:00 noon, New York City time (or as soon thereafter as practicable), on the first day of such Interest Period by two or more certificate of deposit dealers of recognized standing located in New York, New York for the purchase at face value from the Administrative Agent of its certificates of deposit in an amount approximately equal to the CD Rate Loan being made or maintained by the Administrative Agent to which such Interest Period applies and having a maturity approximately equal to such Interest Period.

     "CD Rate Loan" means a Loan bearing interest, at all times during an
      ------------
Interest Period applicable to such Loan, at a fixed rate determined by reference to the CD Rate (Reserve Adjusted).

     "CD Rate (Reserve Adjusted)" means, relative to any Loan to be made,
      --------------------------
continued or maintained as, or converted into, a CD Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

              CDR(RA)                  =           CDR           + AR
                                             ------------------
                                             (1.00   -    CDRR)

          where:

              CDR(RA)                  =     CD Rate (Reserve Adjusted)
              CDR                      =     CD Rate
              CDRR                     =     CD Reserve Requirement
              AR                       =     Assessment Rate

The CD Rate (Reserve Adjusted) for any Interest Period for CD Rate Loans will be determined by the Administrative Agent on the basis of the CD Reserve Requirement and Assessment Rate in effect on, and the applicable rates furnished to and received by the Administrative Agent on, the first day of such Interest Period.

     "CD Reserve Requirement" means, relative to any Interest Period for CD Rate
      ----------------------
Loans, a percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements), specified under regulations issued from time to time by the F.R.S. Board and then applicable to the class of banks of which the Administrative Agent is a member, on deposits of the type used as a reference in determining the CD Rate and having a maturity approximately equal to such Interest Period.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.
     "Change in Control" means
      -----------------

          (a) any "person" or "group" (as such terms are used in Rule 13d-5 under the Exchange Act, and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than John Malone, the legal heirs of John Malone or any Primestar Partner) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of 25% or more of the outstanding shares of Voting Stock of the Borrower; or

          (b) during any consecutive two-year period calculated in accordance with GAAP, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than by action of the Permitted Holders) to constitute a majority of the board of directors of the Borrower then in office.

     "Closing Date" means the date of the initial Credit Extension, not to be
      ------------
later than April 30, 1998.

     "Code" means the Internal Revenue Code of 1986, and the regulations
      ----
thereunder, in each case as amended, reformed or otherwise modified from time to time.

     "Collateral Subsidiary" is defined in clause (b) of Section 7.1.8.
      ---------------------                ----------    -------------

     "Commitment" means, as the context may require, the Revolving Loan
      ----------
Commitment, the Term Loan Commitment, the Letter of Credit Commitment or the Swing Line Loan Commitment.

     "Commitment Amount" means, as the context may require, the Revolving Loan
      -----------------
Commitment Amount, the Term Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

     "Commitment Termination Date" means, as the context may require, the
      ---------------------------
Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

     "Commitment Termination Event" means
      ----------------------------

          (a)  the occurrence of any Event of Default described in clauses (a)
                                                                   -----------
     through (d) of Section 8.1.9; or
             ---    -------------

          (b) the occurrence and continuance of any other Event of Default and either

                (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or
                                      -----------

               (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Compliance Certificate" means a certificate duly completed and executed by
      ----------------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit L
                                                                    ---------
hereto, as amended, supplemented, amended and restated or otherwise modified from time to time, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

     "Concentration Account Agreement" means any concentration account agreement
      -------------------------------
executed and delivered by a concentration account bank, in each case substantially in the form of Exhibit E to a Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Consent and Agreement" means any consent and agreement executed and
      ---------------------
delivered in connection with the Contract Assignment Agreement, each substantially in the form of Exhibit J hereto, as amended, supplemented, amended
                             ---------
and restated or otherwise modified from time to time.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding amount of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto.
                                       ---------

     "Contract Assignment Agreement" means a contract assignment agreement,
      -----------------------------
executed and delivered by the Borrower, substantially in the form of Exhibit I
                                                                     ---------
hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Contractual Obligation", as applied to any Person, means any provision of
      ----------------------
any Securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Copyright Security Agreement" means any copyright security agreement
      ----------------------------
executed and delivered by the Borrower or a Restricted Subsidiary, as the case may be, in each case substantially in the form of Exhibit C to a Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Covered Taxes" means any Taxes other than Taxes imposed with respect to
      -------------
any Agent or any Lender by reason of a connection between such Agent or such Lender and the relevant taxing jurisdiction, including a connection arising from such Person being or having been a citizen or resident of such jurisdiction, or having or having had a permanent establishment or fixed place of business or being or having been engaged in business therein, but excluding a connection arising solely from such Person having executed, delivered, performed its obligations or received any payment under, or enforced, this Agreement or any other Loan Document. Taxes shall be considered Covered Taxes if such Taxes are imposed on (i) the Agent solely by reason of a connection between a Lender (but not the Agent) and the relevant taxing jurisdiction or (ii) a Lender solely by reason of a connection between the Agent or any other Lender (but not such Lender) and the relevant taxing jurisdiction.

     "Credit Extension" means, as the context may require,
      ----------------

          (a)  the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by the Issuer and participation in such Letter of Credit by the Lenders pursuant to the terms of this Agreement.

The conversion or continuation of any Loan shall not constitute a new Credit Extension.

     "Credit Extension Request" means, as the context may require, any Borrowing
      ------------------------
Request or Issuance Request.

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disbursement" is defined in Section 2.6.2.
      ------------                -------------

     "Disbursement Date" is defined in Section 2.6.2.
      -----------------                -------------

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule I, as it may be amended, supplemented, amended and restated or
----------
otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

     "Documentation Agent" is defined in the preamble and includes each other
      -------------------                    --------
Person as shall have subsequently been appointed as the successor Documentation Agent pursuant to Section 9.4.
                  -----------

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such Lender's "Domestic Office" opposite its name on Schedule II
                                                                   -----------
hereto or in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for the Borrower and its Restricted Subsidiaries, for any
      ------
applicable period, the sum (without duplication) for such period of:

          (a)  Net Income,

plus
----

          (b) the amount deducted in determining Net Income representing amortization (including amortization with respect to goodwill, deferred financing costs, other non-cash interest income and expense and all other intangible assets), plus
----

          (c) the amount deducted in determining Net Income of all federal, state and local income taxes (whether paid in cash or deferred),

plus
----

          (d) Total Interest Expense plus, without duplication, any non-cash interest expense,

plus
----

          (e) the amount deducted in determining Net Income representing depreciation of assets,

plus
----

          (f) the amount deducted in determining Net Income representing other non-cash expenses.

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 10.8.
   ------------

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "Equity Interests", with respect to any Person, means any Capital Stock
      ----------------
issued by such Person, regardless of class or designation, or any limited or general partnership interest in such Person, regardless of designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Exemption Certificate" is defined in clause (b)(ii) of Section 4.6.
      ---------------------                --------------    -----------

     "Existing Credit Agreement" is defined in the third recital.
      -------------------------                    ----- -------

     "Existing Lenders" is defined in the third recital.
      ----------------                    ----- -------

     "Federal Funds Rate" means, for any period, a fluctuating rate of interest
      ------------------
per annum equal for each day during such period to:

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means a quarter ending on the last day of March, June,
      --------------
September and December.

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") refer to the Fiscal Year ending on
               ----
December 31 of such calendar year.

     "Fixed Rate Loan" means any CD Rate Loan or any LIBO Rate Loan.
      ---------------

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Governmental Approval" means any action, authorization, consent, approval,
      ---------------------
license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Regulatory Authority.

     "Governmental Rule" means any statute, law, regulation, ordinance, rule,
      -----------------
judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental authorization including any conditions thereof, restriction or any similar form of published or otherwise known decision of or determination by, or any interpretation or administration of any of the foregoing by, any Regulatory Authority, whether now or hereafter in effect (including any Environmental Law).

     "Hazardous Material" means:
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification:

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section
                                                                   -------
     7.2.4.
     -----

     "including" and "include" mean including without limiting the generality of
      ---------       -------
any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem
                                                                    -------
generis shall not be applicable to limit a general statement, which is followed
-------
by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d)  net liabilities of such Person under all Hedging Obligations;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the recourse Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Interest Period" means, relative to any Fixed Rate Loan, the period
      ---------------
beginning on (and including) the date on which such Fixed Rate Loan is made or continued as, or converted into, a Fixed Rate Loan pursuant to Section 2.3 or
                                                               -----------
2.4 and shall end on (but exclude) the day which is, in the case of a CD Rate
---
Loan, 30, 60 or 90 (or if available to all relevant Lenders and at the discretion of the Administrative Agent, 180) days thereafter, or which, in the case of a LIBO Rate Loan, numerically corresponds to such date one, two, three or six (or if available to all relevant Lenders and at the discretion of the Administrative Agent, twelve) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4;
                                                       -----------    ---
provided, however, that:
--------  -------

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than fifteen different dates;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) no Interest Period for any Loan (i) may be selected for any Loan made prior to a date following the Effective Date agreed to in writing by the Borrower and the Administrative Agent which would end after such date and (ii) may end later than the Stated Maturity Date.

     "Investment" means, relative to any Person:
      ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel, petty cash and similar advances to officers and employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person incurred in connection with loans or advances described in clause (a); and
                                         ----------

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "Issuance Request" means a Letter of Credit request and certificate duly
      ----------------
executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
---------

     "Issuer" means Scotiabank in its capacity as issuer of the Letters of
      ------
Credit. Scotiabank may act or decline to act as the Issuer in its sole discretion. At the request of Scotiabank, another Lender or an Affiliate of Scotiabank may issue one or more Letters of Credit hereunder.

     "Law Change" is defined in clause (b) of Section 4.6.
      ----------                ----------    -----------

     "Lender Assignment Agreement" means a lender assignment agreement,
      ---------------------------
substantially in the form of Exhibit E hereto.
                             ---------

     "Lenders" is defined in the preamble and, in addition, shall include any
      -------                    --------
commercial bank or other financial institution that becomes a Lender pursuant to

Section 10.11.1.
---------------

     "Lender's Environmental Liability" means any and all losses, liabilities,
      --------------------------------
obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against any Lender or any of such Lender's parent and subsidiary corporations, and their Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

          (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of the Borrower's Subsidiaries' or any of their respective predecessors' properties;

          (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.13;
                                 ------------

          (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

          (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

     "Letter of Credit" is defined in Section 2.1.2.
      ----------------                -------------

     "Letter of Credit Commitment" means, with respect to the Issuer, the
      ---------------------------
Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.2 and,
                                                           -------------
with respect to each of the other Lenders, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.
                                                     -------------

     "Letter of Credit Commitment Amount" means, on any date, $100,000,000, as
      ----------------------------------
such amount may be permanently reduced from time to time pursuant to Section
                                                                     -------
2.2.
---

     "Letter of Credit Outstandings" means, on any date, an amount equal to the
      -----------------------------
sum of:

          (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

plus
----

          (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the
      ---------
rate of interest determined as follows:

          (a) on the date two Business Days prior to the first day of such Interest Period, the Administrative Agent shall obtain the offered quotation(s) that appear on the Reuter's Screen for Dollar deposits for a period comparable to such Interest Period. If at least two such offered quotations appear on the Reuter's Screen, the LIBO Rate shall be the arithmetic average (rounded upwards, if necessary, to the nearest 1/16th of 1%) of such offered quotations, as determined by the Administrative Agent; or

          (b) if the Reuter's Screen is not available or has been discontinued, the LIBO Rate shall be the rate per annum which the Administrative Agent in good faith determines to be the arithmetic average (rounded as aforesaid) of the offered quotations for Dollar deposits in an amount comparable to the Administrative Agent's share of the relevant amount in respect of which the LIBO Rate is being determined for a period comparable to the relevant LIBO Interest Period that leading banks in New York City selected by the Administrative Agent are quoting at 11:00 a.m. on the date two Business Days prior to the first day of such Interest Period in the New York Interbank Market to major international banks.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an
      --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
      ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) determined pursuant to the following formula:

        LIBO Rate         =                  LIBO Rate
                               -------------------------------------
     (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank two Business Days before, the first day of such Interest Period.

     "LIBOR Office" means, relative to any Lender, the office of such Lender
      ------------
designated as such Lender's "LIBOR Office" opposite its name on Schedule II
                                                                -----------
hereto or in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO
      ------------------------
Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, and applicable to all Lenders, having a term approximately equal or comparable to such Interest Period.

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

     "Loan" means, as the context may require, a Revolving Loan, a Term Loan or
      ----
a Swing Line Loan.

     "Loan Documents" collectively means this Agreement, the Notes, the Letters
      --------------
of Credit, each Rate Protection Agreement relating to Hedging Obligations of the Borrower or any of its Subsidiaries, each Borrowing Request, each Issuance Request, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Copyright Security Agreement, the Contract Assignment Agreement, each Consent and Agreement, the Concentration Account Agreement, each Subsidiary Guaranty, the Assumption and Amendment Agreement and each other agreement, certificate, document or instrument delivered in connection with this Agreement and such other agreements, whether or not specifically mentioned herein or therein.

     "Loral" means Space Systems/Loral, Inc., a New York corporation.
      -----

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
financial condition, operations, assets, business or properties of (i) the Borrower, (ii) the Borrower and its Subsidiaries, taken as a whole, or (iii) the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Secured Party under any Loan Document, (c) the ability of the Borrower or any other Obligor to perform its Obligations under any Loan Document or Transaction Document to which it is or becomes a party or (d) the perfection or priority of the Secured Parties' Liens upon the collateral described in any Loan Document.

     "Monthly Payment Date" means the twentieth day of each calendar month, or,
      --------------------
if any such day is not a Business Day, the next succeeding Business Day.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Net Disposition Proceeds" means, with respect to a Permitted Disposition
      ------------------------
or any other disposition of the assets of the Borrower or any of its Subsidiaries, the excess of

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any Permitted Disposition (including the receipt of (i) proceeds paid on account of the loss of or damage to any property or asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceedings and (ii), after payment in full of all obligations under the Primestar Partnership Credit Agreement, damages or other amounts due under the Satellite Construction Agreement (including the refund of the full purchase price of any Tempo Satellite which has not been delivered pursuant to the terms thereof)) and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any Permitted Disposition or other disposition, less
----

          (b)  the sum of

               (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition other than such amounts which have been paid to Affiliates of the Borrower in violation of
          Section 7.2.13,
          --------------

               (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such Permitted Disposition; provided, however, that if, after the payment of all taxes with
          --------  -------
          respect to such Permitted Disposition, the amount of estimated taxes, if any, exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, the Commitment Amount shall be automatically reduced by the aggregate amount of such excess, pursuant to clause (b) of Section 2.2.2,
             ----------    -------------

               (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness secured by a Lien on the assets subject to such disposition (other than the Loans) of the Borrower or any of its Subsidiaries where payment of such Indebtedness is required in connection with such Permitted Disposition, and

               (iv) an amount of such proceeds, which, at the option of the Borrower and so long as no Default shall have occurred and be continuing, the Borrower uses or causes the applicable Subsidiary to use such proceeds to purchase substantially similar assets useful in the business of the Borrower or such Subsidiary (with such assets or interests collectively referred to as "Qualified Assets") within 345
                                                 ----------------
          days after the consummation (and with the proceeds) of such sale, conveyance or disposition, and in the event the Borrower or such Subsidiary elects to exercise its right to purchase Qualified Assets with the Net Disposition Proceeds pursuant to this clause, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent within 30 days following the receipt of Net Disposition Proceeds setting forth the amount of the Net Disposition Proceeds which the Borrower or such Subsidiary expects to use to purchase Qualified Assets during such 345-day period.

If and to the extent that the Borrower or such Subsidiary has elected to reinvest Net Disposition Proceeds as permitted above, then on the date which is 345 days after the relevant sale, conveyance or disposition, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent certifying as to the amount and use of such Net Disposition Proceeds actually used to purchase Qualified Assets. To the extent such Net Disposition Proceeds are not so used to purchase Qualified Assets then the Commitment Amount shall be automatically reduced by an amount equal to the aggregate amount of such proceeds not so used to purchase Qualified Assets.

     "Net Income" means, for any period, the aggregate of all amounts (exclusive
      ----------
of all amounts in respect of any non-cash extraordinary gains and any non-cash extraordinary losses) which, in accordance with GAAP, would be included as net income on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period.

     "Non-U.S. Lender" means any Lender that is not a U.S. Person.
      ---------------

     "Note" means, as the context may require, a Revolving Note, a Term Note or
      ----
a Swing Line Note.

     "Obligations" means all obligations (monetary or otherwise, whether
      -----------
absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document.

     "Obligor" means, as the context may require, the Borrower, each Restricted
      -------
Subsidiary and any other Person (other than a Secured Party) to the extent such Person is obligated under this Agreement or any other Loan Document.

     "Organic Document" means, relative to any Obligor, as applicable, its
      ----------------
certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

     "Original Credit Agreement" is defined in the second recital.
      -------------------------                    ------ -------

     "Original Lenders" is defined in the second recital.
      ----------------                    ------ -------

     "Participant" is defined in Section 10.11.2.
      -----------                ---------------

     "Partners" means, collectively, TSAT, Time Warner Entertainment Company,
      --------
L.P., Advance/Newhouse Partnership, Comcast Corporation, Cox Communications, Inc., MediaOne of Delaware, Inc. and GE American Communications, Inc.

     "Patent Security Agreement" means any patent security agreement executed
      -------------------------
and delivered by the Borrower or a Restricted Subsidiary, as the case may be, in each case substantially in the form of Exhibit A to a Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Payment Date" means (a) until such time as there is no requirement in any
      ------------
Subordinated Debt Document that interest thereunder be paid other than semi-annually, a Monthly Payment Date, and (b) thereafter, a Quarterly Payment Date.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in Section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the applicable percentage
      ----------
relating to Revolving Loans or Term Loans, as the case may be, as set forth opposite its name on Schedule II hereto under the applicable column heading or
                     -----------
set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.
                                                            ---------------

     "Permitted Disposition" means a sale, disposition or other conveyance of
      ---------------------
assets by the Borrower or any of its Subsidiaries in accordance with the terms of clause (iv) of Section 7.2.11 or as otherwise agreed to by the Required
   -----------    --------------
Lenders.

     "Permitted Holder" shall have the meaning set forth in the Senior
      ----------------
Subordinated Notes Indenture and the Senior Subordinated Discount Notes
Indenture.

     "Permitted Refinancing" means, relative to any Indebtedness, any other
      ---------------------
Indebtedness which is incurred to repay and retire in full such refinanced Indebtedness and all other monetary obligations in respect of such refinanced Indebtedness; provided, however, that
              --------  -------

          (a) other than with respect to Subordinated Debt, such refinancing Indebtedness shall not be incurred in an original principal amount which exceeds the aggregate amount on the date of such refinancing of the outstanding amount of such refinanced Indebtedness plus the then aggregate amount of all such other monetary obligations in respect thereof;

          (b) the weighted average life of such refinancing Indebtedness shall not be less than the weighted average life on the date of such refinancing of such refinanced Indebtedness;

          (c) other than reasonable and customary fees, discounts and commissions payable in connection with the refinancing Indebtedness, the refinancing Indebtedness shall not impose on the Borrower or any Restricted Subsidiary rates of interest, prepayment charges or other fees or amounts that are more than 2% per annum higher that the highest respective amounts thereof payable in respect of such refinanced Indebtedness excluding the effect of any equity security issued in connection with such Indebtedness;

          (d) the refinancing Indebtedness shall not contain terms and conditions that, taken as a whole, make the refinancing Indebtedness materially more burdensome to the Borrower or Restricted Subsidiaries, or, except in the case of the refinancing of Indebtedness permitted under clause (c) of Section 7.2.2, materially more beneficial to the holders of
     ----------    -------------
     the refinancing Indebtedness, than the terms in effect on the date of such refinancing of the refinanced Indebtedness (provided that the Lenders
                                                 --------
     acknowledge and agree that if the covenants contained in any refinancing Indebtedness in respect of the Senior Subordinated Credit Agreement are substantially similar to the covenants contained in Article 6A of the Senior Subordinated Credit Agreement, such covenants shall be acceptable to the Lenders); and

          (e) if such refinanced Indebtedness is Subordinated Debt, the refinancing Indebtedness shall not contain rights and remedies that, taken as a whole, are materially more detrimental to the Lenders or materially more beneficial to the holders of the refinancing Indebtedness, than the terms in effect on the date of such refinancing of the refinanced Indebtedness.

     "Person" means any natural person, corporation, limited liability company,
      ------
partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Pledge Agreement" means, as the context may require, the Borrower Pledge
      ----------------
Agreement and/or the Subsidiary Pledge Agreement.

     "Pledged Subsidiary" means, at any time, each Subsidiary in respect of
      ------------------
which the Administrative Agent has been granted, at such time, a security interest in and to, or a pledge of, (i) any of the issued and outstanding shares of Capital Stock of such Subsidiary, or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary of the Borrower.

     "PRIMESTAR Distribution Service" means the distribution of the PRIMESTAR
      ------------------------------
Programing as described in the Proxy.

     "Primestar Partnership" means PRIMESTAR Partners, L.P., a Delaware limited
      ---------------------
partnership.

     "Primestar Partnership Agreement" means the Limited Partnership Agreement
      -------------------------------
of the Primestar Partnership (then known as K Prime Partners, L.P.), dated as of February 8, 1990, as amended.

     "Primestar Partnership Credit Agreement" means the bank credit facility
      --------------------------------------
obtained by the Primestar Partnership to finance advances to Tempo for payments due in respect of the Tempo Satellite under the Satellite Construction Agreement, and supported by letters of credit arranged for by Affiliates of the Partners.

     "Pro-Forma Balance Sheet" means the primary condensed  pro forma combined
      -----------------------                               --- -----
balance sheet of the Borrower and its Subsidiaries, as of September 30, 1997, delivered pursuant to Section 5.1.4, certified by the chief financial or
                      -------------
accounting Authorized Officer of the Borrower, giving effect to the consummation of all the transactions contemplated by this Agreement and reflecting the resulting capital structure (debt and equity) of the Borrower.

     "Pro-Forma Debt Service" means, on any date of determination, in respect of
      ----------------------
the Borrower and its Restricted Subsidiaries, the sum of (a) all Annual Pro-Forma Interest Expense, plus (b) scheduled principal payments including the
                        ----
current maturities thereof, due on Total Debt for the four Fiscal Quarters immediately succeeding such date of determination thereof plus (c) an amount
                                                          ----
equal to the excess of the (i) sum of (x) the aggregate principal amount of all Loans and (y) the Letters of Credit Outstanding on such date over (ii) the Commitment Amount as such Commitment Amount is scheduled to be reduced pursuant to clause (a) of Section 2.2.2 during the four Fiscal Quarters immediately
   ----------    -------------
succeeding such date of determination.

     "Pro-Forma Interest Expense" means, for any period for which a
      --------------------------
determination thereof is to be made, the sum of (a) the amount of all interest which is payable in cash during such period on Total Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis which, without duplication, is scheduled to be paid or will accrue during such period, including, without limitation, in respect of the Loans and Subordinated Debt plus (b) all
                                                          ----
commitment, line of credit, letter of credit, guarantee and similar fees (no matter how designated) scheduled or required to be paid by the Borrower and its Restricted Subsidiaries to any lender in exchange for such lender's commitment to lend to the Borrower and its Restricted Subsidiaries, including, without limitation, the commitment fee in respect of the Loans and Letters of Credit, which is scheduled or required to be paid by the Borrower and its Restricted Subsidiaries during such period. For purposes of calculating Pro-Forma Interest Expense (i) where any item of interest on any Total Debt varies or depends upon a variable rate of interest, such rate shall be assumed to equal the rate in effect on the date of calculation thereof and (ii) the principal amount outstanding under any revolving or line of credit facility shall be assumed to be the outstanding principal balance thereunder on the last day of the Fiscal Quarter immediately preceding the period in respect of which the calculation of Pro-Forma Interest Expense is being determined as adjusted for any scheduled principal payments during such period.

     "Proxy" means the proxy statement filed by TSAT on January 26, 1998.
      -----

     "Qualified Assets" is defined in clause (b)(iv) of the definition of Net
      ----------------                --------------
Disposition Proceeds.

     "Quarterly Payment Date" means the last day of March, June, September and
      ----------------------
December, or, if any such day is not a Business Day, the next succeeding Business Day.

     "Rate Protection Agreement" means, collectively, any interest rate swap,
      -------------------------
cap, collar or similar agreement entered into or assumed by the Borrower pursuant to the terms of this Agreement or the Existing Credit Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "Register" is defined in clause (b) of Section 2.7.
      --------                ----------    -----------

     "Regulatory Authority" means any national, state or local government, any
      --------------------
political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, other regulatory bureau, authority, body or entity, foreign or domestic, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the F.R.S. Board, any central bank or any comparable authority.

     "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.
      -------------------------                ----------    -------------

     "Reimbursement Agreement" means each Reimbursement Agreement, dated as of
      -----------------------
the Closing Date, between the Borrower, on the one hand, and each of the Partners (other than TSAT) and/or their respective affiliates and affiliates of Tele-Communications, Inc., respectively, on the other hand.

     "Reimbursement Obligation" is defined in Section 2.6.3.
      ------------------------                -------------

     "Release" means a "release", as such term is defined in CERCLA.
      -------           -------

     "Required Lenders" means, at any time:
      ----------------

          (a) prior to the date that no Lender has a Percentage in excess of 20% of the then aggregate outstanding principal amount of the Loans and the Commitments, Lenders holding 100% of the then aggregate outstanding principal amount of the Loans and the Commitments; and

          (b) on and after such date, Lenders holding at least 51% of the then aggregate outstanding principal amount of the Loans and the Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.
                                          -- ---

     "Restricted Junior Payment" means (a) any dividend or distribution, direct
      -------------------------
or indirect, on account of any Equity Interests in the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, provided that the issuance of such stock or junior class of stock is not an incurrence of Indebtedness, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests in the Borrower or any of its Subsidiaries now or hereafter outstanding, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt of the Borrower or any of its Subsidiaries other than a Permitted Refinancing or (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests in the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "Restricted Subsidiary" means each U.S. Subsidiary of the Borrower other
      ---------------------
than an Unrestricted Subsidiary of which the Borrower owns directly or indirectly at least 80% of the outstanding Capital Stock.

     "Restructuring Agreement" is defined in the fourth recital.
      -----------------------                    ------ -------

     "Restructuring Transaction" is defined in the fourth recital.
      -------------------------                    ------ -------

     "Revolving Loan" is defined in clause (a) of Section 2.1.1.
      --------------                ----------    -------------
     "Revolving Loan Commitment" means, relative to any Lender, such Lender's
      -------------------------
obligation (if any) to make Revolving Loans pursuant to clause (a) of Section
                                                        ----------    -------
2.1.1.
-----

     "Revolving Loan Commitment Amount" means, (i) prior to the consummation of
      --------------------------------
the Restructuring Transaction, $135,000,000 and (ii) thereafter, $550,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.
                                                            -----------

     "Revolving Loan Commitment Termination Date" means the earliest of
      ------------------------------------------

          (a) April 30, 1998 (if the Closing Date has not occurred on or prior to such date);

          (b)  June 30, 2005;

          (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                                       -----------

          (d)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses (c) or (d),
                                                            -----------    ---
the Revolving Loan Commitments shall terminate automatically and without any further action.

     "Revolving Loan Lender" is defined in clause (a) of Section 2.1.1.
      ---------------------                ----------    -------------

     "Revolving Note" means a promissory note of the Borrower payable to any
      --------------
Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory
                                      -----------
note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Reuter's Screen" shall mean the display designated at page "LIBO" on the
      ---------------
Reuter Monitor System or such other display on the Reuter Monitor System as may replace such page displaying the London interbank offered rates as of 11:00 a.m., London time, on the day on which the relevant determination is made.

     "Roll-up Plan" is defined in the fourth recital.
      ------------                    ------ -------

     "Roll-Up Documents" means, collectively, the TSAT Asset Transfer Agreement,
      -----------------
the Restructuring Agreement, the TSAT Merger Agreement, and all contracts, agreements and documents delivered in connection with each of the foregoing.

     "S&P" means Standard & Poor's Rating Services.
      ---

     "Satellite Construction Agreement" means the fixed price satellite
      --------------------------------
construction agreement between Loral and Tempo, dated as of February 22, 1990.

     "Scotiabank" is defined in the preamble.
      ----------                    --------

     "SEC" means the Securities and Exchange Commission.
      ---

     "Secured Parties" means, collectively, the Lenders, the Issuer, each Agent,
      ---------------
each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

     "Securities" means any limited, general or other partnership interest, or
      ----------
any stock, shares, voting trust certificates, bonds, debentures, notes or other Equity Interests or evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

     "Security Agreement" means, as the context may require, the Borrower
      ------------------
Security Agreement and/or the Subsidiary Security Agreement.

     "Senior Debt" means, at any time, all outstanding Total Debt which is not
      -----------
Subordinated Debt.

     "Senior Debt to Annualized Cash Flow Ratio" means, as of any date of
      -----------------------------------------
determination, the ratio of (a) Senior Debt to (b) Annualized Cash Flow.
                                            --

     "Senior Management" means the chief executive officer, chief financial
      -----------------
officer, chief operating officer, treasurer, controller and corporate counsel of the Borrower, or any of them, as in effect from time to time.

     "Senior Subordinated Credit Agreement" means the Senior Subordinated Credit
      ------------------------------------
Agreement, dated as of April 1, 1998, among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, Merrill Lynch & Co., as Arranger and Syndication Agent, Morgan Stanley Dean Witter, as Administrative Agent, and Donaldson, Lufkin & Jenrette Securities Corporation, as Documentation Agent, including related notes, guarantees, other collateral documents and note agreements and other instruments and agreements executed in connection therewith, including any permitted deferrals, renewals, waivers, extensions, replacements, refinancings or refundings thereof, or permitted amendments, modifications or supplements thereto and any agreement providing therefor, whether by or with the same or any other lender, creditor, group of lenders or group of creditors, and including related notes, guarantees, other collateral documents (including all Loan Documents (as defined in the Senior Subordinated Credit Agreement)) and note agreements and other instruments and agreements executed in connection therewith.

     "Senior Subordinated Discount Notes" means the $275,000,000 aggregate
      ----------------------------------
principal amount at maturity of 12 1/4% senior subordinated discount notes due 2007 of the Borrower issued under the Senior Subordinated Discount Notes Indenture.

     "Senior Subordinated Discount Notes Indenture" means the Indenture, dated
      --------------------------------------------
as of February 20, 1997, by and between The Bank of New York, as trustee, and the Borrower, as Issuer.

     "Senior Subordinated Notes" means the $200,000,000 original principal
      -------------------------
amount of 10 7/8% senior subordinated notes due 2007 of the Borrower issued under the Senior Subordinated Notes Indenture.

     "Senior Subordinated Notes Indenture" means the Indenture, dated as of
      -----------------------------------
February 20, 1997, by and between The Bank of New York, as trustee, and the Borrower, as Issuer.

     "Solvency Certificate" means the certificate executed and delivered by the
      --------------------
chief financial or accounting Authorized Officer of the Borrower pursuant to

Section 5.1.7, substantially in the form of Exhibit M hereto.
-------------                               ---------

     "Stated Amount" of each Letter of Credit means the total amount available
      -------------
to be drawn under such Letter of Credit upon the issuance thereof.

     "Stated Expiry Date" is defined in Section 2.6.
      ------------------                -----------

     "Stated Maturity Date" means June 30, 2005.
      --------------------

     "Subject Debt" is defined in Section 8.1.5.
      ------------                -------------

     "Subject Lender" is defined in Section 4.11.
      --------------                ------------

     "Subordinated Debt" means (i) the Senior Subordinated Notes and the Senior
      -----------------
Subordinated Discount Notes, (ii) Indebtedness incurred under the Senior Subordinated Credit Agreement, including the Exchange Notes, the Term Notes and any PIK Notes, each as defined in and pursuant to the terms of the Senior Subordinated Credit Agreement, (iii) Indebtedness incurred under the Reimbursement Agreements and (iv) other unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing interest rates, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to the Required Lenders.

     "Subordinated Debt Document" means, as the context may require, each
      --------------------------
indenture, note, debenture or other agreement evidencing or relating to Subordinated Debt, and each instrument, document or agreement prepared or executed in connection therewith, in each case as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12
                --------------

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

     "Subsidiary Guarantor" means each Restricted Subsidiary party to a
      --------------------
Subsidiary Guaranty.

     "Subsidiary Guaranty" means, as the context may require, any guaranty
      -------------------
executed and delivered by a Subsidiary Guarantor pursuant to the Original Credit Agreement, Section 5.1.1 or clause (a) of Section 7.1.7, in each case
           -------------    ----------    -------------
substantially in the form of Exhibit H hereto, as amended, supplemented, amended
                             ---------
and restated or otherwise modified from time to time.

     "Subsidiary Pledge Agreement" means the pledge agreement executed and
      ---------------------------
delivered by a Restricted Subsidiary pursuant to Section 5.1.2, 7.1.7 or 7.1.8,
                                                 -------------  -----    -----
substantially in the form of Exhibit F-2 hereto, as amended, supplemented,
                             -----------
amended and restated or otherwise modified from time to time.

     "Subsidiary Security Agreement" means a security agreement executed and
      -----------------------------
delivered by a Restricted Subsidiary pursuant to Section 7.1.7 or 7.1.8,
                                                 -------------    -----
substantially in the form of Exhibit G-2 hereto, as amended, supplemented,
                             -----------
amended and restated or otherwise modified from time to time.

     "Syndication Agent" is defined in the preamble and includes each other
      -----------------                    --------
Person as shall have subsequently been appointed as a successor Syndication Agent pursuant to Section 9.4.
                  -----------

     "Swing Line Lender" means, subject to the terms of this Agreement,
      -----------------
Scotiabank.

     "Swing Line Loan" is defined in clause (b) of Section 2.1.1.
      ---------------                ----------    -------------

     "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.1.
      --------------------------                ----------    -------------

     "Swing Line Loan Commitment Amount" means, on any date, $15,000,000, as
      ---------------------------------
such amount may be reduced from time to time pursuant to Section 2.2.
                                                         -----------

     "Swing Line Note" means a promissory note of the Borrower payable to the
      ---------------
Swing Line Lender, in the form of Exhibit A-3 hereto (as such promissory note
                                  -----------
may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Taxes" means any present or future income, excise, stamp or franchise
      -----
taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by (i) the United States or any taxing authority or political subdivision thereof or (ii) any other jurisdiction as a result of a connection between the Borrower and such taxing jurisdiction, and in each case any interest, additions to tax, penalties or additional amounts payable with respect thereto.

     "TCISE Partner 1" means TCISE Partner 1, Inc., a Delaware corporation.
      ---------------

     "TCISE Partner 2" means TCISE Partner 2, Inc., a Delaware corporation.
      ---------------

     "Tempo" means Tempo Satellite, Inc., an Oklahoma corporation.
      -----

     "Tempo Satellite" means either of the two high power direct broadcast
      ---------------
satellites which Tempo has agreed to purchase from Loral pursuant to the Satellite Construction Agreement.

     "Term Loan" is defined in Section 2.1.3.
      ---------                -------------

     "Term Loan Commitment" means, relative to any Lender, such  Lender's
      --------------------
obligation (if any) to make Term Loans pursuant to Section 2.1.3.
                                                   -------------

     "Term Loan Commitment Amount" means, after the consummation of the
      ---------------------------
Restructuring Transaction, $150,000,000.

     "Term Loan Commitment Termination Date" means the earliest of:
      -------------------------------------

          (a) April 30, 1998 (if the Term Loans have not been made on or prior to such date);

          (b) the Closing Date (immediately after the making of the Term Loans on such date); and
          (c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Term Loan
                                              -----------    ---
Commitments shall terminate automatically and without any further action.

     "Term Note" means a promissory note of the Borrower payable to any Lender,
      ---------
in the form of Exhibit A-2 hereto (as such promissory note may be amended,
               -----------
endorsed or otherwise
modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Total Debt" means, on any date of determination, with respect to the
      ----------
Borrower and its Restricted Subsidiaries, an amount equal to the sum of (a) the outstanding principal amount of all Indebtedness as of such date of the type referred to in clause (a) of the definition of "Indebtedness" (which, in the
               ----------
case of the Loans, shall be deemed to equal the amount of Loans outstanding on the last day of the Fiscal Quarter ending on or immediately preceding the date of determination), plus (b) the maximum aggregate amount of Indebtedness as of
                   ----
such date of the type described in clause (b) of the definition of
                                   ----------
"Indebtedness" (which, in the case of Letter of Credit Outstandings, shall be deemed to equal the amount of Letter of Credit Outstandings on the last day of the Fiscal Quarter ending on or immediately preceding the date of determination), plus (c) the aggregate amount as of such date of the
                ----
Indebtedness described in clause (c) of the definition of "Indebtedness", plus
                          ----------                                      ----
(d) (without duplication) the aggregate amount on such date of the Contingent Liabilities in respect of any of the foregoing (other than in connection with the Reimbursement Agreements).

     "Total Debt to Annualized Cash Flow Ratio" means the ratio of (a) Total
      ----------------------------------------
Debt to (b) Annualized Cash Flow.
     --

     "Total Interest Expense" means, for any period, the sum of (a) the
      ----------------------
aggregate cash interest expense (net of cash interest income) of the Borrower and its Restricted Subsidiaries (including, to the extent the Borrower or any of its Restricted Subsidiaries have any Contingent Liability in respect of such interest expense, (i) in respect of any pro forma calculations, the interest
                                        --- -----
expense of Unrestricted Subsidiaries and (ii) in respect of any period which does not include any pro forma calculation, the amount of such interest expense
                     --- -----
actually paid or payable by the Borrower or any Restricted Subsidiary) for such period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense plus (b) all commitment, letter of credit, guarantee, line of credit or
        ----
similar fees (no matter how designated) paid or scheduled or required to be paid by the Borrower and its Restricted Subsidiaries to any lender in exchange for such lender's commitment to lend to the Borrower and its Restricted Subsidiaries, including, without limitation, the commitment fee in respect of the Loans and Letters of Credit.

     "Trademark Security Agreement" means any trademark security agreement
      ----------------------------
executed and delivered by the Borrower or a Restricted Subsidiary, as the case may be, in each case substantially in the form of Exhibit B to a Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Transaction Documents" collectively means the Roll-Up Documents, the
      ---------------------
Reimbursement Agreements, the Primestar Partnership Credit Agreement, the Primestar Partnership Agreement and the TSAT Tempo Agreement.

     "TSAT" is defined in the second recital.
      ----                    ------ -------

     "TSAT Asset Transfer" is defined in the fourth recital.
      -------------------                    ------ -------

     "TSAT Asset Transfer Agreement" is defined in the fourth recital.
      -----------------------------                    ------ -------

     "TSAT Merger" is defined in the fourth recital.
      -----------                    ------ -------

     "TSAT Merger Agreement" is defined in the fourth recital.
      ---------------------                    ------ -------

     "TSAT Partners Holdings" means TSAT Partners Holding, Inc., a Delaware
      ----------------------
corporation.

     "TSAT Tempo Agreement" means the TSAT Tempo Agreement, dated as of February
      --------------------
6, 1998, between TSAT and the Borrower, which provides, among other things, that on the terms and conditions set forth therein, upon receipt of Federal Communications Commission approval of the transfer of control of Tempo to the Borrower, TSAT will (at the Borrower's election) either sell all the issued and outstanding shares of Capital Stock of Tempo to the Borrower or liquidate Tempo and sell all of its rights, title and interests in, to and under Tempo's assets to the Borrower, as such agreement is amended, supplemented, amended and restated or otherwise modified from time to time.

     "type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect
      ------
in the State of New York.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
states and the District of Columbia.

     "Unrestricted Subsidiary" means any U.S. Subsidiary formed or acquired
      -----------------------
after the Effective Date and designated by the Borrower as an "Unrestricted Subsidiary" and accepted as such by the Required Lenders.

     "U.S. Person" means any Person that is a "United States person" within the
      -----------
meaning of Section 7701(a)(30) of the Code (or any applicable successor provision).

     "U.S. Subsidiary" means any Subsidiary that is incorporated or organized
      ---------------
under the laws of the United States or a state thereof.

     "Voting Stock" means, with respect to any Person, Capital Stock of any
      ------------
class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA.

     "wholly-owned" means, with respect to any direct or indirect Subsidiary,
      ------------
any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower.

     SECTION I.2.  Use of Defined Terms.  Unless otherwise defined or the
                   --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document, the Disclosure Schedule, or any Borrowing Request, Issuance Request, Continuation/Conversion Notice, Compliance Certificate, notice or other communications delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION I.3.  Cross-References.  Unless otherwise specified, references in
                   ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION I.4.  Accounting and Financial Determinations.  Unless otherwise
                   ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made in accordance with
                            -------------
those generally accepted accounting principles ("GAAP") applied in the
                                                 ----
preparation of the financial statements referred to in clause (a) of Section
5.1.11 of the Original Credit Agreement. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Restricted Subsidiaries, in each case without duplication. If any preparation in the financial statements referred to in Section 7.1.1 hereafter occasioned by the promulgation of rules,
               -------------
regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in any results, amounts, calculations, ratios, standards or terms found in this Agreement or any Loan Document from those which would be derived or be applicable absent such changes, the Borrower may reflect such changes in the financial statements and certificates required to be delivered pursuant to

Section 7.1.1, but calculations of financial covenants shall be made without
-------------
giving effect to any such changes. Upon the request of the Borrower or any Lender the parties hereto agree to enter into negotiations in order to amend the financial covenants and other terms of this Agreement if there occur any changes in GAAP that have a material effect on the financial statements of the Borrower and its

Subsidiaries, so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition and such other terms shall be the same in all material respects after such changes as if the changes had not been made.


                                  ARTICLE II

                      COMMITMENTS, BORROWING AND ISSUANCE
                    PROCEDURES, NOTES AND LETTERS OF CREDIT

     SECTION II.1.  Commitments.  On the terms and subject to the conditions of
                    -----------
this Agreement (including Sections 2.1.4, 2.1.5 and Article V),
                          --------------  -----     ---------

          (a   each Lender severally agrees to make Loans (other than Swing Line
     Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment, in each case as described in this Section 2.1; and
                          -----------

          (b   the Issuer severally agrees that it will issue Letters of Credit pursuant to Section 2.1.2, and each Revolving Loan Lender severally agrees
                 -------------
     that it will purchase participation interests in such Letters of Credit pursuant to Section 2.6.1.
                 -------------

     SECTION II.1.1.  Revolving Loan Commitment and Swing Line Loan Commitment.
                      --------------------------------------------------------

          (a   From time to time on any Business Day occurring prior to the
     Revolving Loan Commitment Termination Date, each Lender that has a Revolving Loan Commitment (referred to as a "Revolving Loan Lender") will
                                                  ---------------------
     make loans (relative to such Revolving Loan Lender, its "Revolving Loans")
                                                              ---------------
     to the Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

          (b   From time to time on any Business Day occurring prior to the
     Revolving Loan Commitment Termination Date, the Swing Line Lender will make loans (relative to the Swing Line Lender, its "Swing Line Loans") to the
                                                    ----------------
     Borrower equal to the principal amount of the Swing Line Loans requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause (b) is herein referred to as its "Swing
                              ----------                               -----
     Line Loan Commitment".  On the terms and subject to the conditions hereof,
     --------------------
     the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

     SECTION II.1.2.  Letter of Credit Commitment.  From time to time on any
                      ---------------------------
Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Issuer will:

          (a   issue one or more standby letters of credit (relative to the
     Issuer, its "Letter of Credit") for the account of the Borrower in the
                  ----------------
     Stated Amount requested by the Borrower on such day; or

          (b   extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

     SECTION II.1.3.  Term Loan Commitment.  In a single Borrowing (which shall
                      --------------------
be a Business Day) occurring on the Closing Date, each Lender that has a Term Loan Commitment will make loans (relative to such Lender, its "Term Loans") to
                                                               ----------
the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION II.1.4.  Lenders Not Permitted or Required to Make Loans.  No
                      -----------------------------------------------
Lender shall be permitted or required to:

          (a) make any Revolving Loans if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans (i) of all Revolving Loan Lenders, together with the aggregate amount of all Letter of Credit Outstandings and the outstanding principal amount of all Swing Line Loans, would exceed the then existing Revolving Loan Commitment Amount; or
     (ii) of such Revolving Loan Lender, together with such Revolving Loan Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings and such Revolving Loan Lender's Percentage of the outstanding principal amount of all Swing Line Loans, would exceed such Revolving Loan Lender's Percentage of the then existing Revolving Loan Commitment Amount;

          (b) make any Term Loans, if after giving effect thereto, the aggregate outstanding principal amount of all Term Loans (i) of all Lenders with Term Loan Commitments would exceed the Term Loan Commitment Amount; or
     (ii) of such Lender with a Term Loan Commitment would exceed such Lender's Percentage of the Term Loan Commitment Amount;

          (c) participate in any Letter of Credit if, after giving effect thereto, (i) all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Revolving Loans of all Revolving Loan Lenders and the outstanding principal amount of all Swing Line Loans, would exceed the Revolving Loan Commitment Amount; or (ii) such Lender's Percentage of all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Revolving Loans of such Lender and the outstanding principal amount of all Swing Line Loans of such Lender, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount; or

          (d) make any Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount; or (ii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, the sum of all Swing Line Loans and Revolving Loans made by the Swing Line Lender plus the Swing Line Lender's Percentage multiplied by the aggregate amount of Letter of Credit Outstandings would exceed the amount determined by multiplying the Swing Line Lender's Percentage by the then existing Revolving Loan Commitment Amount.

     SECTION II.1.5.  Issuer Not Permitted or Required to Issue Letters of
                      ----------------------------------------------------
Credit.  No Issuer shall be permitted or required to issue, extend or renew any
------
Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount; or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

     SECTION II.2.  Reduction of the Commitment Amounts.  The Commitment Amounts
                    -----------------------------------
are subject to reduction from time to time pursuant to this Section 2.2.
                                                            -----------

     SECTION II.2.1.  Optional.  The Borrower may, from time to time on any
                      --------
Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least
              --------  -------
three Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the then current amount of the Swing Line Loan Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or otherwise.

     SECTION II.2.2.  Mandatory.  On each date set forth below, the Revolving
                      ---------
Loan Commitment Amount shall, without any further action, automatically and permanently be reduced by the percentage of the Revolving Loan Commitment Amount as in effect on March 31, 2001 set forth opposite the corresponding date below:


              Date                           Percentage
              ----                            Reduction
                                             ----------

             03/31/01                              2.5%
             06/30/01                              2.5%
             09/30/01                              2.5%

                Date                         Percentage
                ----                          Reduction
                                              ---------

             12/31/01                              2.5%
             03/31/02                              5.0%
             06/30/02                              5.0%
             09/30/02                              5.0%
             12/31/02                              5.0%
             03/31/03                             6.25%
             06/30/03                             6.25%
             09/30/03                             6.25%
             12/31/03                             6.25%
             03/31/04                              8.5%
             06/30/04                              8.5%
             09/30/04                              8.5%
             12/31/04                              8.5%
             03/31/05                              5.5%
             06/30/05                              5.5%;

provided, however, that on the Revolving Loan Commitment Termination Date, the
--------  -------
Revolving Loan Commitment Amount shall be zero. Voluntary reductions of the Revolving Loan Commitment Amount made pursuant to Section 2.2.1 shall be applied
                                                  -------------
pro rata to diminish the amount of scheduled reductions to the Revolving Loan
--- ----
Commitment Amount thereafter becoming effective pursuant to this Section.

     SECTION II.3.  Borrowing Procedures.  Loans (other than Swing Line Loans)
                    --------------------
shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line
                                                -------------
Loans shall be made by Scotiabank in accordance with Section 2.3.2.
                                                     -------------

     SECTION II.3.1.  Borrowing Procedure.  In the case of other than Swing Line
                      -------------------
Loans, by delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or not less than three Business Days' notice in the case of Fixed Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $500,000, or in the unused amount of the applicable Commitment; provided, however, that all initial Loans shall be made as Base Rate
            --------  -------
Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of other than Swing Line Loans, on or before 11:00 a.m., New York time, on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested

Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION II.3.2.  Swing Line Loans.
                      ----------------

          (a   By telephonic notice, promptly followed (within one Business Day)
     by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 12:00 noon, New York time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into Fixed Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in this clause to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

          (b   If (i) any Swing Line Loan shall be outstanding for more than four Business Days; (ii) any Swing Line Loan is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made; or (iii) any Default shall occur and be continuing, each Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"). On or before 12:00 noon, New York time,
          -------------------------
     on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding as a Revolving Loan of such Revolving Loan Lender and shall no longer be owed as a the Swing Line Loan. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line

     Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by any Person; or
     (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION II.4.  Continuation and Conversion Elections.  By delivering a
                    -------------------------------------
Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three Business Days' notice nor more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, Loans be, in the case of Base Rate Loans, converted into Fixed Rate Loans of either type or in the case of Fixed Rate Loans of either type, be converted into a Base Rate Loan or a Fixed Rate Loan of the other type or continued as a Fixed Rate Loan of such type (in the absence of delivery of a Continuation/Conversion Notice with respect to any Fixed Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such Fixed Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however,
                                                           --------  -------
that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Fixed Rate Loans when any Default has occurred and is continuing.

     SECTION II.5.  Funding.  Each Lender may, if it so elects, fulfill its
                    -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 --------
however, that such Fixed Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such Fixed Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively
                        -----------  ---  ---    ---
assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION II.6.  Issuance Procedures.  By delivering to the Administrative
                    -------------------
Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit for the account of the

Borrower, and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in Section 7.1.11.
                                                                 --------------
Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving
 ------------------
Loan Commitment Termination Date or (ii) one year from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder. The Issuer shall give prompt written notice to the Administrative Agent of the Stated Amount of any such Letter of Credit so issued.

     SECTION II.6.1.  Other Lenders' Participation'.  Upon the issuance of each
                      -----------------------------
Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Commitment shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition,
                                                   -------------
such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of
                                -------------
Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable
                                        -------------
pursuant to Section 3.2 with respect to any Reimbursement Obligation.  To the
            -----------
extent that any Revolving Loan Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

     SECTION II.6.2.  Disbursements.  The Issuer will notify the Borrower and
                      -------------
the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the

"Disbursement Date") such payment shall be made (each such payment, a
------------------
"Disbursement").  Subject to the terms and provisions of such Letter of Credit
-------------
and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date
                    -----------
through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each

Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder.

     SECTION II.6.3.  Reimbursement.  The obligation  (a "Reimbursement
                      -------------                       -------------
Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with
----------                         -------------
respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse the Issuer, each Lender's obligation under Section
                                                                        -------
2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and
-----
all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying
                                          --------  -------
in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

     SECTION II.6.4.  Deemed Disbursements.  Upon the occurrence and during the
                      --------------------
continuation of any Default of the type described in Section 8.1.9 or, with
                                                     -------------
notice from the Administrative Agent, upon the occurrence and during the continuation of any other Event of Default,

          (a   an amount equal to that portion of all Letter of Credit
     Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding hereunder shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b   upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Defaults or Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the partial satisfaction of such Obligations.

     SECTION II.6.5.  Nature of Reimbursement Obligations.  The Borrower and, to
                      -----------------------------------
the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume
                        -------------
all risks of the acts,
omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or wilful misconduct) shall not be responsible for:

          (a   the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b   the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c   failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d   errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e   any loss or delay in the transmission or otherwise of any
     document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower or any such Lender, as the case may be.

     SECTION II.7.  Register; Notes.
                    ---------------

          (a   Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (b)(ii) below, execution and delivery of a Note evidencing the Loans
     --------------
     made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such
            --------  -------
     account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

          (b (i) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause (b),
                                                                   ----------
     to maintain a register (the "Register") on which the Administrative Agent
                                  --------
     will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11.1. Failure to make any recordation, or any error
                 ---------------
     in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and, as provided in clause (ii), the Note evidencing such Loan, if any) is registered as the
        -----------
     owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of Section 10.11.1. No assignment or transfer
                                    ---------------
     of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

          (ii) The Borrower hereby agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, Swing Line Note or a Term Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the
     ----- ----
     interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that
                                                        --------  -------
     the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor. The Loans evidenced by any Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be payable to the
                                             ---------------
     order of the payee named therein and its registered assigns.


                                  ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION III.1.  Repayments and Prepayments; Application.
                     ---------------------------------------

     SECTION III.1.1.  Repayments and Prepayments.  The Borrower shall repay in
                       --------------------------
full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

          (a   From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

               (i)  Loans (other than Swing Line Loans), provided, however, that
                                                         --------  -------

                    (A)  any such prepayment of Loans shall be made pro rata
                                                                    --- ----
               among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

                    (B) no such prepayment of any Fixed Rate Loan may be made on any day other than the last day of the Interest Period for such Loan unless the Borrower complies with Section 4.4 in
                                                           -----------
               respect thereof;

                    (C) all such voluntary prepayments shall require, in the case of Fixed Rate Loans, at least three Business Days' prior written notice and, in the case of Base Rate Loans, at least one Business Day's prior written notice, and in either case not more than five Business Days' prior written notice to the Administrative Agent; and

                    (D) all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000;

               (ii)  Swing Line Loans, provided, however, that
                                       --------  -------

                    (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and

                    (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000.

          (b   On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time, including pursuant to Section 2.2 and Section 3.1.2), the
                 -----------     -------------

     Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, give cash collateral to the Administrative Agent pursuant to an agreement satisfactory to the Administrative Agent to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

          (c   On the Stated Maturity Date and on each Quarterly Payment Date set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in an amount equal to the percentage of the aggregate outstanding principal amount of Term Loans on March 31, 2001 set forth opposite such date:


               Date                         Percentage
               ----                          Reduction
                                             ---------

             03/31/01                              2.5%
             06/30/01                              2.5%
             09/30/01                              2.5%
             12/31/01                              2.5%
             03/31/02                              5.0%
             06/30/02                              5.0%
             09/30/02                              5.0%
             12/31/02                              5.0%
             03/31/03                             6.25%
             06/30/03                             6.25%
             09/30/03                             6.25%
             12/31/03                             6.25%
             03/31/04                              8.5%
             06/30/04                              8.5%
             09/30/04                              8.5%
             12/31/04                              8.5%
             03/31/05                              5.5%
             06/30/05                              5.5%.

          (d   Concurrently with the receipt by the Borrower of any Net
     Disposition Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Disposition Proceeds to be applied as set forth in Section 3.1.2 unless the Borrower, within 345 days
                             -------------
     after receipt by the Borrower of such proceeds, reinvests such Net Disposition Proceeds in like assets. To the extent such Net Disposition Proceeds are not so applied during such 345-day period, the Borrower shall make a mandatory prepayment of the Loans (and shall reduce the Revolving Loan Commitment) to be applied as set forth in Section 3.1.2.
                                                    -------------

          (e   shall, immediately upon any acceleration of the Stated Maturity
     Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower
                                   -----------    -----------
     shall repay all the Loans, unless, pursuant to Section 8.3, only a portion
                                                    -----------
     of all Loans is so accelerated (in which case the portion so accelerated shall be so paid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No prepayment of
                                                 -----------
principal of any Revolving Loans or Swing Line Loans pursuant to clauses (a) or
                                                                 -----------
(b) shall cause a reduction in the Revolving Loan Commitment Amount or the Swing
---
Line Loan Commitment, as the case may be.

     SECTION III.1.2.  Application.  Amounts prepaid shall be applied as set
                       -----------
forth in this Section.

          (a   Subject to clause (b), each prepayment or repayment of the
                          ----------
     principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as
                   -----
     Base Rate Loans, second, to the principal amount thereof being maintained
                      ------
     as LIBO Rate Loans, and third, to the principal amount thereof being
                             -----
     maintained as CD Rate Loans.

          (b   Each prepayment of Loans made pursuant to clause (d) of Section
                                                         ----------    -------
     3.1.1 shall be applied (i) first, pro rata to a mandatory prepayment of the
     -----                             --- ----
     outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan amortization payments pro rata in accordance with the amount of each such
                           --- ----
     remaining Term Loan amortization payment) until all Term Loans have been repaid in full, and (ii) second, once all Term Loans have been repaid in full, pro rata to the repayment of any outstanding Revolving Loans and a
           --- ----
     corresponding reduction of the Revolving Loan Commitment Amount (applied pro rata to the amount of scheduled reductions of the Revolving Loan
     --- ----
     Commitment Amount set forth in Section 2.2.2).
                                    -------------

     SECTION III.2.  Interest Provisions.  Interest on the outstanding principal
                     -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION III.2.1.  Rates.  Pursuant to an appropriately delivered Borrowing
                       -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; provided that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans;

          (b   on that portion maintained as a CD Rate Loan, during each
     Interest Period applicable thereto, equal to the sum of the CD Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

          (c   on that portion maintained as a LIBO Rate Loan, during each
     Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

     All Fixed Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Loan.

     SECTION III.2.2.  Post-Maturity Rates.  After the date any principal amount
                       -------------------
of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the rate (including any Applicable Margin) applicable to such Loan from time to time in effect plus an additional margin of 2%.
       ----

     SECTION III.2.3.  Payment Dates.  Interest accrued on each Loan shall be
                       -------------
payable, without duplication:

          (a   on the Stated Maturity Date therefor;

          (b   on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

          (c   with respect to Base Rate Loans, on each Payment Date occurring after the Effective Date;

          (d   with respect to Fixed Rate Loans, on the last Business Day of each applicable Interest Period (and, (i) until such time as there is no requirement in any Subordinated Debt Document that interest thereunder be paid other than semi-annually, if such Interest Period shall exceed 30 days or one month, as the case may be, on the 30th day or one month anniversary of such Interest Period, as the case may be, and (ii) thereafter, if such Interest Period shall exceed 90 days or three months, as the case may be, on the 90th day or third-month anniversary of such Interest Period, as the case may be);

          (e   with respect to any Base Rate Loans converted into Fixed Rate
     Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and
        ----------

          (f   on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                             -----------    -----------
     acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION III.3.  Fees.  The Borrower agrees to pay the fees set forth in
                     ----
this Section 3.3.  All such fees shall be non-refundable.
     -----------

     SECTION III.3.1.  Commitment Fee.  The Borrower agrees to pay to the
                       --------------
Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the
                                                 ---------
Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to 0.375% per annum of such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 365 days and payable by the Borrower in arrears on the Closing Date and thereafter on each Payment Date (commencing with the first Payment Date following the Effective Date) and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrower to the Lenders.

     SECTION III.3.2.  Agency Fees.  The Borrower agrees to pay to the Arranging
                       -----------
Agents and the Administrative Agent, for their own account, such fees in such amounts and on such dates as agreed to in writing by the Borrower and the applicable Agent.

     SECTION III.3.3.  Letter of Credit Fee.  The Borrower agrees to pay to the
                       --------------------
Administrative Agent, for the pro rata account of the Issuer and each Revolving
                              --- ----
Loan Lender, a Letter of Credit fee in an amount equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable on the date of issuance of each Letter of Credit (for the period from the date of issuance to the earlier of the expiration date of the applicable Letter of Credit and the immediately succeeding Quarterly Payment Date) and thereafter quarterly in advance on each Quarterly Payment Date. The Borrower further agrees to pay to the Issuer such fees and other amounts in such amounts and at such times as may be agreed to by the Borrower and the Issuer in writing.


                                  ARTICLE IV

                    CERTAIN FIXED RATE AND OTHER PROVISIONS

     SECTION IV.1.  Fixed Rate Lending Unlawful.  If any Lender shall determine
                    ---------------------------
(which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Regulatory Authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Fixed Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Fixed Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Fixed Rate Loans of that type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION IV.2.  Deposits Unavailable.  If the Administrative Agent shall
                    --------------------
have determined that

          (a   Dollar deposits in the relevant amount and for the relevant
     Interest Period are not available to the Administrative Agent in its relevant market; or

          (b   by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Fixed Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or
                                     -----------     -----------
continue any Loans as, or to convert any Loans into, Fixed Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION IV.3.  Increased Fixed Rate Loan Costs, etc.  The Borrower agrees
                    ------------------------------------
to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Fixed Rate Loans that arise in connection with (i) any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court or Regulatory Authority except for such changes with respect to increased capital costs and taxes which are governed by Sections 4.5 and 4.6, respectively, or
                                      ------------     ---
(ii) any changes in reserve requirements for "Eurocurrency Liabilities" as defined in Regulation D of the F.R.S. Board which are not included in the calculation of "LIBOR Reserve Percentage". Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.4.  Funding Losses.  In the event any Lender shall incur any
                    --------------
loss or expense (including any loss (other than loss of profit) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Fixed Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any Fixed Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                             -----------
     otherwise;

          (b) any Loans not being made as Fixed Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, Fixed Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense;

provided, however, that such loss or expense shall not include loss of the
--------  -------
Applicable Margin with respect to any Loan accruing after the date of such payment. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.5.  Increased Capital Costs.  If any change in, or the
                    -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court or Regulatory Authority, affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Loans made, or the Letters of Credit issued or participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION IV.6.  Taxes.
                    -----

          (a) All payments by the Borrower of principal of, and interest on, or other amounts in respect of, the Loans and all other amounts payable hereunder (including fees) and the Notes shall be made free and clear of and without deduction for any Taxes, except to the extent that any such withholdings or deductions are required by applicable law, rule or regulations. In that event, the Borrower will

               (i) pay directly to the relevant authority the full amount of Taxes required to be so withheld or deducted;

               (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

               (iii) if such Taxes are Covered Taxes, pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

     In addition, if the Borrower, any Lender, or any Agent is required by law at any time to pay any Covered Tax on, or calculated by reference to, any sum received or receivable by or on behalf of any Lender or any Agent under this Agreement or any Notes, then (i) with respect solely to any such requirement with respect to a Lender or an Agent, any applicable Lender or Agent shall, as promptly as practicable following such Person having notice of such requirement, give notice to the Borrower of such requirement and
     (ii) the Borrower shall, promptly after having received such notice, pay or procure the payment of such Covered Tax. If the Borrower pays any such Covered Taxes as required by the immediately preceding sentence, then the Borrower will promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment of Covered Taxes to the relevant taxing authority. Without prejudice to the preceding provisions, if any Agent or any Lender is required by law to make any payment on account of Covered Taxes on or in relation to any sum received under this Agreement or any Note, or any liability for Covered Taxes in respect of any such sum is imposed, levied or assessed against any Lender or any Agent, the Borrower will indemnify each such Lender and Agent for the full amount of Covered Taxes paid by such Lender or Agent (as the case may be), whether or not such Covered Taxes were correctly or legally asserted. Such indemnification shall be made within 30 days of the demand of the Lender or Agent therefor. In addition, if the Borrower fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence of its payment of any Taxes, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6,
                                                                  -----------
     the transfer by the Administrative Agent or any Lender to or for the account of any Lender of any sum received from the Borrower on account of amounts required to be paid by the Borrower hereunder in respect of Covered Taxes imposed with respect to the recipient shall be deemed a payment by the Borrower of such amounts.

          (b) Each Lender that is an original signatory to this Agreement and each Agent hereby severally (but not jointly) represent that, under applicable law and treaties in effect as of the Effective Date, no United States federal income taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such Person in respect of this Agreement. Each Lender that is an original signatory hereto (and each Person which becomes a Lender by assignment, transfer or participation pursuant to Section 10.11 hereof) and
                                                       -------------
     each Agent (and each Person that becomes an Agent by appointment pursuant to Section 9.4 hereof), agrees severally (but not jointly) that, on or
        -----------
     prior to the Effective Date (or such assignment, transfer or appointment, as the case may be) it will in each case deliver to the Borrower and the Administrative Agent the following:

               (i) in the case of a Person other than a Non-U.S. Lender, two copies of a statement certifying that such Person is a U.S. Person, which statement shall contain the address, if any, of such Person's office or place of business in the United States, and shall be signed by an authorized officer of such Person, together with two duly completed copies of United States Internal Revenue Service Form W-9 (or applicable successor form) (unless it establishes to the reasonable satisfaction of the Borrower that it is otherwise eligible for an exemption from backup withholding tax or other applicable withholding tax), or

               (ii) in the case of a Non-U.S. Lender, either (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or applicable successor form) certifying in each case that such Person is entitled to receive payments under this Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes and two duly completed copies of United States Internal Revenue Service Form W-8 or Form W-9 (or applicable successor form) or (B) in the case of an assignee Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with the requirements of clause (i) hereof, then a statement in substantially the form of Exhibit N hereto (an "Exemption
                                                 ---------             ---------
          Certificate") to the effect that such assignee Lender is eligible for
          -----------
          a complete exemption from withholding of United States withholding tax under Section 871(h) or Section

          881(c) of the Code and two duly completed and signed original copies of Internal Revenue Service Form W-8.

     Each Person who delivers to the Borrower and the Administrative Agent a Form W-8, W-9, 1001 or 4224, or applicable successor form, pursuant to this clause, further undertakes to deliver to the Borrower and the Administrative Agent two further copies of said Form W-8, W-9, 1001, 4224, or applicable successor form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower, certifying that such Person is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "Law Change"), has occurred prior to the date on which any such
                 ----------
     delivery would otherwise be required, which Law Change renders any such form inapplicable or which would prevent such Person from duly completing and delivering any such form with respect to it.

          (c) The agreements in this Section shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

          (d)  No Lender shall be given the benefit of the provisions of clause
                                                                         ------
     (a) above during such time that such Lender has failed to comply with
     ---
     clause (b) above.
     ----------

     SECTION IV.7.  Payments, Computations, etc.  Unless otherwise expressly
                    ---------------------------
provided, all payments by the Borrower pursuant to this Agreement or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment.  All such
--- ----
payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. The failure of the Borrower to make any such payment by such time shall not constitute a Default hereunder, provided that such payment is received by the Administrative Agent in immediately available funds by 4:00 p.m. on such due date, but any such payment made after 1:00 p.m. on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Obligations unless the Administrative Agent in fact was able to remit to each Lender its pro-rata share of such payment by 4:00 p.m. on such due date. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on LIBO Rate Loans) shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate) and fees, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made
            ----------
on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION IV.8.  Sharing of Payments.  If any Lender shall obtain any payment
                    -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of Section 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata
                         -----------  ---  ---    ---                   --- ----
share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if
                                                     --------  -------
all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) total amount so recovered from the purchasing
                         --
Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation
                               -----------
as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION IV.9.  Setoff.  Each Lender shall, upon the occurrence and during
                    ------
the continuance of any Default described in clauses (a) through (d) of Section
                                            -----------         ---    -------
8.1.9 or, with the consent of the Required Lenders, upon the occurrence and
-----
during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application
             --------  -------
shall be subject to the provisions of Section 4.8.  Each Lender agrees promptly
                                      -----------
to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give
                                 --------  -------
such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION IV.10.  Lender's Duty to Mitigate'.  Each Lender, as promptly as
                     --------------------------
practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Section 4.1,
                                                                  -----------
4.2, 4.3, 4.5 or 4.6 or that would entitle such Lender to receive payments under
---  ---  ---    ---
Section 4.3, will give notice thereof to the Borrower and the Administrative
-----------
Agent and, to the extent not inconsistent with such Lender's internal policies, such Lender shall use commercially reasonable efforts to make, fund or maintain its affected LIBO Rate Loans through another lending office of such Lender if, as a result thereof, the additional moneys which would otherwise be required to be paid to such Lender pursuant to Section 4.2, 4.3, 4.5 or 4.6, as the case may
                                   -----------  ---  ---    ---
be, would be materially reduced, or the illegality or other adverse circumstances which would otherwise require a conversion of such Loans pursuant to Section 4.1 would cease to exist, and if, as determined by such Lender in its
   -----------
reasonable discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise adversely affect such Loans or such Lender.

     SECTION IV.11.  Replacement of Lenders.  Each Lender hereby severally
                     ----------------------
agrees as set forth in this Section:

          (a)  If any Lender (a "Subject Lender") makes demand upon the Borrower
                                 --------------
     for (or if the Borrower is otherwise required to pay) amounts pursuant to

     Section 4.2, 4.3, 4.5 or 4.6, or gives notice pursuant to Section 4.1
     -----------  ---  ---    ---                              -----------
     requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans, the Borrower may, within 90 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "Replacement Notice") in writing to the Administrative Agent and
                ------------------
     such Subject Lender of its intention to replace such Subject Lender with a financial institution designated in such Replacement Notice. If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Borrower and such Subject Lender in writing that the designated financial institution is satisfactory to the Administrative Agent, then such Subject Lender shall, so long as no Default shall have occurred and be continuing (and subject to the payment of any amounts due pursuant to Section 4.4),
                                                                -----------
     assign, in accordance with Section 10.11.1, all of its Commitments, Loans,
                                ---------------
     Notes and other rights and obligations under this Agreement and all other Loan Documents (including, without limitation, Reimbursement Obligations) to such designated financial institution; provided, however, that (i) such
                                               --------  -------
     assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts demanded and unreimbursed under Sections
                                                                     --------
     4.2, 4.3, 4.5 and 4.6, which shall be payable upon demand by the Borrower),
     ---  ---  ---     ---
     owing to such Subject Lender hereunder.

          (b)  Upon the effective date of an assignment described in clause (a),
                                                                     ----------
     the Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution or Replacement Lender, as applicable, and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents. In the case of clause
                                                                        ------
     (a), the Administrative Agent agrees to use all commercially reasonable
     ---
     efforts to assist the Borrower in locating a replacement financial institution to replace any Subject Lender; provided, however, that the
                                                --------  -------
     Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in providing such assistance.


                                   ARTICLE V

                        CONDITIONS TO CREDIT EXTENSIONS

     SECTION V.1.  Initial Credit Extension.  The obligation of each Lender and,
                   ------------------------
if applicable, the Issuer to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
              -----------

     SECTION V.1.1.  Subsidiary Guaranties.  The Arranging Agents shall have
                     ---------------------
received, if not otherwise restricted pursuant to the terms of the Primestar Partnership Credit Agreement, executed counterparts of a Subsidiary Guaranty from the Primestar Partnership, dated the Closing Date and duly executed and delivered by an Authorized Officer of the Primestar Partnership.

     SECTION V.1.2.  Pledge Agreements.  The Arranging Agents shall have
                     -----------------
received executed counterparts of (a) the Subsidiary Pledge Agreement, duly executed and delivered by an Authorized Officer of each of TSAT Partners Holdings, TCISE Partner 1, Inc. and TCISE Partner 2, Inc., and (b) a supplement to the Borrower Pledge Agreement, duly executed and delivered by an Authorized Officer of the Borrower, in each case dated the Closing Date, together with certificates evidencing all of the issued and outstanding Capital Stock of each Restricted Subsidiary being pledged thereunder, which certificates shall be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Subsidiary Pledge Agreement or the supplement to the Borrower Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Arranging Agents that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with the U.C.C., and all laws otherwise applicable to the perfection of the pledge of such shares. The Arranging Agents and their counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to the the Subsidiary Pledge Agreement or the supplement to the Borrower Pledge Agreement.

     SECTION V.1.3.  Contract Assignment Agreement and each Consent and
                     --------------------------------------------------
Agreement.  The Arranging Agents shall have received executed counterparts of
---------
each of the Contract Assignment Agreement and each Consent and Agreement, as applicable, duly executed and delivered by an Authorized Officer of the Borrower and such other parties thereto.

     SECTION V.1.4.  Financial Information, etc.  The Arranging Agents shall
                     --------------------------
have received

          (a) three year historical financial information satisfactory to the Arranging Agents for each of the partner distributors of the PRIMESTAR Distribution Service; and

          (b)  the Pro Forma Balance Sheet.

     SECTION V.1.5.  Closing Date Certificate.  The Arranging Agents shall have
                     ------------------------
received the Borrower Closing Date Certificate, dated the Closing Date, duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance satisfactory to the Arranging Agents.

     SECTION V.1.6.  Compliance Certificate.  The Arranging Agents shall have
                     ----------------------
received an initial Compliance Certificate on a pro forma basis as if the Credit
                                                --- -----
Extension to be made on the Closing Date had occurred as of September 30, 1997 and as to such items therein as the Arranging Agents reasonably request, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the Borrower.

     SECTION V.1.7.  Solvency, etc.  The Arranging Agents shall have received
                     -------------
the Solvency Certificate, dated the Closing Date.

     SECTION V.1.8.  Consummation of Restructuring Transaction.  The Arranging
                     -----------------------------------------
Agents shall have received (a) evidence satisfactory to them that the Restructuring Transaction has been (or contemporaneously with the making of the initial Credit Extension, will be) consummated and (b) copies of the Restructuring Agreement and all documents and agreements delivered in connection therewith.

     SECTION V.1.9.  Senior Subordinated Credit Agreement.  The Arranging Agents
                     ------------------------------------
shall have received evidence satisfactory to them that (a) the Borrower has received not less than $350,000,000 in gross proceeds from the Senior Subordinated Credit Agreement on terms and conditions satisfactory to the Arranging Agents, and (b) no default has occurred and is continuing under any Subordinated Debt Document.

     SECTION V.1.10.  Delivery of Transaction Documents.  The Arranging Agents
                      ---------------------------------
shall have received a fully executed copy of each of the Transaction Documents. There shall not have been any amendments, waivers or other modifications of, or other forbearance to exercise any rights with respect to, any of the terms or provisions of any Transaction Document and the exhibits and schedules thereto.

     SECTION V.1.11.  Insurance.  The Arranging Agents shall have received
                      ---------
certified copies of the insurance policies (or binders or certificates of insurance in respect thereof, or such other evidence of insurance satisfactory to the Arranging Agents), from one or more insurance companies satisfactory to the Arranging Agents, evidencing coverage required to be maintained pursuant hereto and each Loan Document.

     SECTION V.1.12.  Opinion of Counsel.  The Arranging Agents shall have
                      ------------------
received an opinion, dated the Closing Date and addressed to the Agents and all Lenders, from Sherman & Howard L.L.C., special counsel to the Obligors, in form and substance satisfactory to the Arranging Agents.

     SECTION V.1.13.  Closing Fees, Expenses, etc.  The Agents shall have
                      ---------------------------
received for their own accounts, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3, if
                                                                 -----------
then invoiced.

     SECTION V.2.  All Credit Extensions.  The obligation of each Lender and the
                   ---------------------
Issuer to make any Credit Extension shall be subject to Sections 2.1.4 and 2.1.5
                                                        --------------     -----
and the satisfaction of each of the conditions precedent set forth in this

Section 5.2.
-----------

     SECTION V.2.1.  Compliance with Warranties, No Default, etc.  Both before
                     -------------------------------------------
and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any
                      -------------
other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

          (a)  the representations and warranties set forth in Article VI
                                                               ----------
     (excluding, however, those contained in Section 6.7) and in each other Loan
                                             -----------
     Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to Section 6.7,
                                 -----------

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the

          Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which could reasonably be
                                           -----------
          expected to have a Material Adverse Effect; and

          (c)  no Default shall have then occurred and be continuing.

     SECTION V.2.2.  Credit Extension Request, etc.  The Administrative Agent
                     -----------------------------
shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in

Section 5.2.1 are true and correct in all material respects.
-------------

     SECTION V.2.3.  Satisfactory Legal Form.  All documents executed or
                     -----------------------
submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Arranging Agents and their counsel; the Arranging Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Arranging Agents or their counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and each Agent to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants unto each Agent, the Issuer and each Lender as set forth in this
Article VI.
----------

     SECTION VI.1.  Organization, etc.  The Borrower and each of its
                    -----------------
Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document and Transaction Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION VI.2.  Due Authorization, Non-Contravention, etc.  The execution,
                    -----------------------------------------
delivery and performance by the Borrower of this Agreement and each other Loan Document and Transaction Document executed or to be executed by it and the execution, delivery and performance by each other Obligor of each Loan Document and Transaction Document executed or to be executed by it are in each case within each such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not:

          (a)  contravene any such Person's Organic Documents;

          (b) contravene any Contractual Obligation binding on or affecting any such Person;

          (c) contravene any Governmental Approval or Governmental Rule binding on or affecting any such Person; or

          (d) result in, or require the creation or imposition of, any Lien on any of such Person's properties (except as expressly permitted by this Agreement).

     SECTION VI.3.  Government Approval, Regulation, etc.  Except as disclosed
                    ------------------------------------
in Item 6.3 ("Approvals") of the Disclosure Schedule, no authorization or
   --------
approval or other action by, and no notice to or filing with, any Regulatory Authority or other Person (other than those that have been, or on the Effective Date will be, duly obtained or made and which are, or on the Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower of this Agreement or by the Borrower or any other Obligor of any other Loan Document or Transaction Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION VI.4.  Validity, etc.  This Agreement constitutes, and other Loan
                    -------------
Document and Transaction Document, executed by the Borrower constitute or will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and each other Loan Document and Transaction Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION VI.5.  Financial Information.  The financial statements of the
                    ---------------------
Borrower and its Subsidiaries furnished to the Arranging Agents and each Lender pursuant to Section 5.1.4 have been prepared in accordance with GAAP. All
            -------------
balance sheets, all statements of operations,
shareholders' equity and cash flows and all other financial information of each of the Borrower and its Subsidiaries furnished pursuant to Section 7.1.1 have
                                                                   -----
been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial position of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended, except that quarterly financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment.

     SECTION VI.6.  No Material Adverse Effect.  There has been no Material
                    --------------------------
Adverse Effect since December 31, 1996.

     SECTION VI.7.  Litigation, Labor Controversies, etc.  Except as disclosed
                    ------------------------------------
in Item 6.7 ("Litigation") of the Disclosure Schedule, there is no pending or,
   --------
to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which (a) could have a Material Adverse Effect or (b) could adversely affect the legality, validity or enforceability of this Agreement or any other Loan Document or Transaction Document.

     SECTION VI.8.  Compliance with Laws.  The Borrower and its Subsidiaries
                    --------------------
have complied in all material respects with all applicable Governmental Approvals and Governmental Rules of any Regulatory Authority having jurisdiction over the conduct of its businesses or the ownership of its properties.

     SECTION VI.9.  Subsidiaries.  The Borrower has no Subsidiaries, except
                    ------------
those Subsidiaries:

          (a)  which are identified in Item 6.9 ("Existing Subsidiaries") of the
                                       --------
     Disclosure Schedule; or

          (b) which are permitted to have been organized or acquired in accordance with Section 7.2.5 or 7.2.10.
                     -------------    ------

     SECTION VI.10.  Ownership of Properties.  Except as permitted pursuant to
                     -----------------------
Section 6.14 or Section 7.2.3, the Borrower and each of its Subsidiaries owns
------------    -------------
(a) in the case of owned real property, good and marketable fee title to, and
(b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section
                                                                         -------
7.2.3.
-----

     SECTION VI.11.  Taxes.  The Borrower and each of its Subsidiaries has filed
                     -----
all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VI.12.  Pension and Welfare Plans.  During the twelve-consecutive-
                     -------------------------
month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan (other than a standard termination under Section 4041(b) of ERISA), and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty.

     SECTION VI.13.  Environmental Warranties.  Except as set forth in Item 6.13
                     ------------------------                          ---------
("Environmental Matters") of the Disclosure Schedule:

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there are no pending or threatened and, to the best of the Borrower's knowledge, there have been no past

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

     SECTION VI.14.  Intellectual Property.  Each of the Borrower and its
                     ---------------------
Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights necessary for the conduct of the businesses of the Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a Material Adverse Effect, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which could reasonably be expected to have a Material Adverse Effect, except as may be disclosed in Item 6.14 ("Intellectual
                                                       ---------
Property") of the Disclosure Schedule.

     SECTION VI.15.  Regulations U and X.  Neither the Borrower nor any of its
                     -------------------
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION VI.16.  Accuracy of Information.  None of the factual information
                     -----------------------
heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (true and complete copies of which were furnished to each Arranging Agent, the Issuer and each Lender in connection with its execution and delivery hereof), contains any untrue statement of a material fact on the date as of which such information is dated or certified, and none of the other factual information hereafter furnished in connection with this Agreement or any other Loan Document or any Transaction Document by the Borrower or any other Obligor to any Agent, the Issuer or any Lender will contain any untrue statement of a material fact on the date as of which such information is dated or certified and, as of the date of the execution and delivery of this Agreement by each Arranging Agent and each Lender, the information delivered prior to the date of execution and delivery of this Agreement (unless such information specifically relates to a prior date) does not, and the factual information hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact necessary to make any information not misleading.

     SECTION VI.17.  Subordinated Debt.  The making of the Credit Extensions,
                     -----------------
and the acceptance thereof by the Borrower, does not violate the provisions of any Subordinated Debt Document.


                                  ARTICLE VII

                                   COVENANTS

     SECTION VII.1.  Affirmative Covenants.  The Borrower agrees with each
                     ---------------------
Agent, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform or cause to be performed the obligations set forth in this Section 7.1.
                                                                   -----------

     SECTION VII.1.1.  Financial Information, Reports, Notices, etc.  The
                       --------------------------------------------
Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and each Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 45 days (and 60 days, in the case of the Borrower and its Restricted Subsidiaries) after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a consolidated balance sheet of the Borrower and its Restricted Subsidiaries and a consolidated balance sheet of the Borrower and its Subsidiaries, in each case as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flows of the Borrower and its Restricted Subsidiaries and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries, in each case for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and a profit and loss statement for such Fiscal Quarter, certified as complete and correct by the chief financial Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 90 days (and 105 days, in the case of the Borrower and its Restricted Subsidiaries) after the end of each Fiscal Year of the Borrower, a copy of the annual audited financial statements for such Fiscal Year for the Borrower and its consolidated Subsidiaries, including therein a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Restricted Subsidiaries for such Fiscal Year, in each case as audited (without any Impermissible Qualification) by KPMG Peat Marwick or independent public accountants of national standing acceptable to the Arranging Agents;

          (c) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower and within 105 days after the end of the Fiscal Year of the Borrower, a Compliance Certificate, executed by the chief executive, financial or accounting Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Arranging Agents) compliance with the financial covenants set forth in Article VII;
                                          -----------

          (d) as soon as possible and in any event within three Business Days after the Borrower or any of its Subsidiaries obtains knowledge of the occurrence of a Default, a statement of the chief executive, financial or accounting Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within three Business Days after the Borrower or any of its Subsidiaries obtains knowledge of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy of the type and materiality described in Item 6.7 ("Litigation") of the Disclosure
                              --------
     Schedule, or (y) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Item 6.7
                                                                --------
     ("Litigation") of the Disclosure Schedule, notice thereof and, to the extent the Arranging Agents reasonably request, copies of all documentation relating thereto;

          (f) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

          (g) immediately upon becoming aware of (i) the institution of any steps by the Borrower or any other Person to terminate any Pension Plan (other than a standard termination under Section 4041(b) of ERISA), (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under

     Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which would result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          (h) promptly when available and in any event within 15 Business Days after the last day of each Fiscal Year of the Borrower (commencing after the Effective Date), a budget for the then current Fiscal Year of the Borrower, which budget shall contain on a quarterly basis a projected statement of earnings and sources and uses of funds of the Borrower and its Restricted Subsidiaries, prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of the Borrower; and

          (i) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender or the Issuer through the Administrative Agent may from time to time reasonably request (including information and reports from the chief accounting, financial or executive Authorized Officer of the Borrower, in such detail as any Arranging Agent or any Lender or Issuer through the Administrative Agent may reasonably request, with respect to the terms of and information provided pursuant to the Compliance Certificate).

     SECTION VII.1.2.  Compliance with Laws, etc.  The Borrower will, and will
                       -------------------------
cause each of its Subsidiaries to, comply in all material respects with all applicable Governmental Rules and Governmental Approvals of all Regulatory Authorities, such compliance to include:

          (a) the maintenance and preservation of the Borrower's and its Subsidiaries' corporate existence; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books.

     SECTION VII.1.3.  Maintenance of Properties.  The Borrower will, and will
                       -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION VII.1.4.  Insurance.  The Borrower shall maintain, and shall cause
                       ---------
each of its Subsidiaries to maintain:

          (a) physical damage insurance on all real and personal property on an all-risk basis (including, loss in transit, flood and earthquake insurance) and public liability insurance against claims for personal injury, death or property damage suffered by others upon, in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any airplanes, automobiles, trucks or other vehicles or other facilities (including any machinery used therein or thereupon) or as the result of the use of products manufactured, constructed or sold by it or services rendered by it in an amount as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated;

          (b) such other types of insurance with respect to its business as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated, and, in any event, all insurance otherwise required under any Subordinated Debt Document; and

          (c) all worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

All insurance shall be provided (i) by insurers authorized by Lloyds of London to underwrite such risks, (ii) by insurers having an A.M. Best policyholders rating of not less than A- (except with respect to insurers providing insurance of the type described in clause (c), in which case such insurers shall have an
                         ----------
A.M. Best policyholders rating of not less than B+) or (iii) by such other insurers as the Arranging Agents may approve in writing; provided, that if the
                                                         --------
rating of any of such insurers is downgraded, the Borrower and each of its Subsidiaries, as the case may be, shall only be required to obtain replacement insurance with an insurer satisfying the requirements of this clause at the stated expiration of the insurance policy maintained with the insurer whose rating was so downgraded.

     SECTION VII.1.5.  Books and Records.  The Borrower will, and will cause
                       -----------------
each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with any Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION VII.1.6.  Environmental Covenant.  The Borrower will, and will
                       ----------------------
cause each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law; and

          (c) provide such information and certifications which the Arranging Agents may reasonably request from time to time to evidence compliance with this Section 7.1.6.
          -------------

     SECTION VII.1.7.  Future Subsidiaries.  Upon any Person becoming, after the
                       -------------------
Effective Date, a Restricted Subsidiary of the Borrower, or upon the Borrower directly or indirectly acquiring additional Capital Stock of any existing Restricted Subsidiary having voting rights or contingent voting rights, the Borrower shall notify the Administrative Agent of such acquisition, and, unless otherwise agreed to among the Borrower, the Administrative Agent and the Required Lenders,

          (a)  such Person shall execute and deliver to the Administrative Agent
     (i) a Subsidiary Guaranty and (ii) if such Person is a Collateral Subsidiary, the Subsidiary Security Agreement, in each case in a manner satisfactory to the Administrative Agent; and

          (b) the Borrower shall pledge or caused to be pledged, pursuant to the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable, to the Administrative Agent for its benefit and that of the Secured Parties (i) all of the outstanding shares of Capital Stock of such Person, along with undated stock powers for such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent, for the benefit of the Secured Parties, in accordance with Section 8-313 and Section 8-321 of the U.C.C. or any other similar or local or foreign law which may be applicable), and
     (ii) all intercompany notes, if any, evidencing Indebtedness in favor of the Borrower or a Restricted Subsidiary, as applicable, made by such Person (which shall, unless the Administrative Agent shall otherwise agree, be in form satisfactory to the Administrative Agent);

together, in each case, with such opinions of legal counsel for the Borrower (which shall be from counsel reasonably satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION VII.1.8.  Additional Collateral.  (a)  The Borrower shall, and
                       ---------------------
shall cause each of its Collateral Subsidiaries to, cause the Administrative Agent, on behalf of the Secured Parties, to have at all times a first priority perfected security interest (subject only to Liens and encumbrances permitted under Section 7.2.3) in all of the property (real and personal) owned from time
      -------------
to time by the Borrower or such Collateral Subsidiary to the extent the same constitutes or would constitute "Collateral" under the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each of its Collateral Subsidiaries to, execute, deliver and/or file (as applicable) or cause to be executed, delivered and/or filed (as applicable), the pledge agreement(s), the security agreement(s), Uniform Commercial Code (Form UCC-1) financing statements, Uniform Commercial Code (Form UCC-3) termination statements, and other documentation necessary to grant and perfect such security interest, in each case in form and substance satisfactory to the Administrative Agent together, in each case, with such opinions of legal counsel for the Borrower (which shall be from counsel reasonably satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (b) The Borrower shall (i) cause each Restricted Subsidiary which has assets (exclusive of assets owned by such Restricted Subsidiary on the Effective
Date) and/or in which the Borrower or any Subsidiary has made Investments aggregating for all such assets and Investments (without duplication) $5,000,000 or more (valued at the greater of book and fair market value) to promptly (x) execute the Subsidiary Security Agreement and (y) comply with the requirements of clause (a) above, and (ii) cause Restricted Subsidiaries to promptly (x)
   ----------
execute the Subsidiary Security Agreement and (y) comply with the requirements of clause (a) above so that the aggregate amount of all assets (exclusive of
   ----------
assets owned by such Restricted Subsidiary on the Effective Date) owned by Restricted Subsidiaries and/or in which the Borrower or any Subsidiary has made Investments aggregating for all such assets and Investments (without duplication) not subject to the Subsidiary Security Agreement does not exceed $10,000,000 (valued at the greater of book and fair market value) in the aggregate at any time (each Restricted Subsidiary described in the foregoing clauses (i) and (ii) being a "Collateral Subsidiary").
-----------     ----          ---------------------

     SECTION VII.1.9.  Rate Protection Agreements.  If at any time the one month
                       --------------------------
LIBO Rate shall be greater than or equal to 6.50% for a period of five consecutive Business Days as determined by the Administrative Agent, the Borrower shall, within 30 days of the end of such period, enter into interest rate protection agreements in form and substance satisfactory to the Arranging Agents for a minimum period of three years and in a notional principal amount equal to at least the excess of (i) an amount equal to 50% of the aggregate outstanding Total Debt over (ii) the aggregate principal amount of Indebtedness which bears interest at a fixed rate for a period of at least three years from the end of such period, and such rate protection agreements to be in all respects satisfactory to the Arranging Agents.

     SECTION VII.1.10.  Future Leased Property.  The Borrower shall, and shall
                        ----------------------
cause each of its Restricted Subsidiaries to, use its (and their) best efforts to deliver to the Administrative Agent an estoppel letter in a form satisfactory to the Administrative Agent executed by the lessor of any real property in the U.S. that is leased by the Borrower or such Restricted Subsidiary for a term in excess of one year, to the extent the value of any personal property to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, during the term of such leasehold term, exceed) $7,500,000.

     SECTION VII.1.11.  Use of Proceeds.  The Borrower shall apply the proceeds
                        ---------------
of the Credit Extensions solely

          (a) to finance the acquisition of the direct broadcast satellite business of the Partners in an amount not to exceed $250,000,000;

          (b) for Capital Expenditures of the Borrower and the Restricted Subsidiaries; and

          (c) for working capital and general corporate purposes of the Borrower and the Restricted Subsidiaries.

     SECTION VII.2.  Negative Covenants.  The Borrower agrees with the Agents,
                     ------------------
the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will, and will cause its Subsidiaries to, perform the obligations set forth in this Section
                                                                     -------
7.2.

     SECTION VII.2.1.  Business Activities.  The Borrower will not, and will not
                       -------------------
permit any of its Restricted Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as are
                              ----- -------
reasonably incidental or substantially similar thereto.

     SECTION VII.2.2.  Indebtedness.  The Borrower will not, and will not permit
                       ------------
any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of the Credit Extensions and other Obligations (including Hedging Obligations in respect of such Credit Extensions);

          (b)  Indebtedness identified in Item 7.2.2(b) ("Ongoing Indebtedness")
                                          -------------
     of the Disclosure Schedule;

          (c) Indebtedness of the Borrower in respect of (i) Capitalized Lease Liabilities, (ii) Indebtedness the proceeds of which are used to acquire an asset by the Borrower (or used to acquire such an asset within 60 days of the incurrence thereof) and
     (iii) unsecured Indebtedness; provided, that the aggregate amount of all
                                   --------
     Indebtedness outstanding pursuant to this clause (c) at the time any of the
                                               ----------
     same is created, assumed or incurred (together with the principal amount of all other Indebtedness permitted under this clause (c)) shall not at any
                                                        ----
     time exceed $100,000,000 at such time after giving effect thereto and any Permitted Refinancings thereof;

          (d) Indebtedness of any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary or of the Borrower to any Restricted Subsidiary, which Indebtedness

               (i) shall, in the case of Indebtedness owing to the Borrower, if evidenced by one or more promissory notes, be duly delivered in pledge pursuant to the Borrower Pledge Agreement to the Administrative Agent; and

               (ii) shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part (provided that
                                                               --------
          only the amount repaid in part shall be discharged) in cash;

          (e) Subordinated Debt of the Borrower and any Permitted Refinancing thereof; provided, that any Permitted Refinancing of the Senior
              --------
     Subordinated Credit Agreement must be on terms substantially similar to those contained in the Senior Subordinated Notes and the Senior Subordinated Notes Indenture; and

          (f) Indebtedness of any Subsidiary in respect of the Senior Subordinated Credit Agreement;

provided, however, that no Indebtedness otherwise permitted by clause (d) or (e)
--------  -------                                              ----------    ---
shall be permitted to be incurred if a Default has occurred and is continuing or would result therefrom; provided, further, however, that no Indebtedness
                        --------  -------  -------
permitted under clauses (b) through (e) of this Section 7.2.2 shall be (i)
                -----------         ---         -------------
permitted if such Indebtedness is incurred in reliance upon a general exception for permitted Indebtedness under any Subordinated Debt Document unless all other available exceptions for Indebtedness of such type under such an agreement have been fully utilized by the Borrower or its Subsidiary, as applicable or (ii) designated as "Designated Senior Indebtedness" (as defined in any Subordinated Debt Document) without the prior written consent of the Required Lenders.

     Notwithstanding the foregoing, the Borrower may (i) exchange the Series A Senior Subordinated Notes and the Series A Senior Subordinated Discount Notes for the Series B Senior Subordinated Notes and the Series B Senior Subordinated Discount Notes, and (ii) issue the Exchange Notes, the Term Notes and any PIK Notes, each as defined in and pursuant to the terms of the Senior Subordinated Credit Agreement.

     SECTION VII.2.3.  Liens.  The Borrower will not, and will not permit any of
                       -----
its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) until the Closing Date, Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2;
                                         ----------    -------------

          (c) Liens securing Capitalized Lease Liability Indebtedness and purchase money Indebtedness of the type permitted and described in clause
                                                                        ------
     (c) of Section 7.2.2 (and securing only the assets that are financed with
     ---    -------------
     the proceeds of such Indebtedness);

          (d)  Liens existing as of the Effective Date and disclosed in Item
                                                                        ----
     7.2.3(d) ("Ongoing Liens") of the Disclosure Schedule;
     --------

          (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books;

          (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory and regulatory obligations, bids, leases and contracts or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds or performance or return-of-money bonds;

          (h) judgment Liens in existence less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies or which do not otherwise result in an Event of Default under Section 8.1.6; and
                                                   -------------

          (i) easements, rights-of-way, municipal and zoning ordinances or similar restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or its Subsidiaries or the value or utility of the property to which such Lien is attached.

     SECTION VII.2.4.  Financial Condition and Operations.  The Borrower will
                       ----------------------------------
not permit to occur any of the events set forth below.

          (a)  Senior Debt to Annualized Cash Flow Ratio.  The Borrower will not
               -----------------------------------------
     permit the Senior Debt to Annualized Cash Flow Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period:

                                                                           Senior Debt
                                                                       to Annualized Cash
       Period                                                               Flow Ratio
       ------                                                               ----------

Effective Date to (and                                                        4.50:1
  including) 06/30/98

07/01/98 to (and                                                              4.50:1
  including) 09/30/98

10/01/98 to (and                                                              4.25:1
  including) 12/31/98

01/01/99 to (and                                                              4.00:1
  including) 06/30/99

07/01/99 and thereafter                                                       4.00:1


          (b)  Total Debt to Annualized Cash Flow Ratio.  The Borrower will not
               ----------------------------------------
     permit the Total Debt to Annualized Cash Flow Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period:

                                                                           Total Debt
                                                                       to Annualized Cash
       Period                                                               Flow Ratio
       ------                                                               ----------


Effective Date to (and                                                        7.25:1
  including) 06/30/98

07/01/98 to (and                                                              6.75:1
  including) 09/30/98

10/01/98 to (and                                                              6.25:1
  including) 12/31/98

01/01/99 to (and                                                              5.75:1
  including) 06/30/99

07/01/99 and thereafter                                                       5.50:1


          (c)  Annualized Cash Flow to Total Interest Expense Ratio.  The
               ----------------------------------------------------
     Borrower will not permit the Annualized Cash Flow to Total Interest Expense Ratio at any time during any period set forth below to be less than the ratio set forth opposite such period:


                                                                      Annualized Cash Flow
                                                                       to Total Interest
           Period                                                        Expense Ratio
           ------                                                        -------------

Effective Date to (and                                                        1.75:1
  including) 12/31/98

01/01/99 and thereafter                                                       2.00:1


          (d)  Annualized Cash Flow to Pro Forma Debt Service Ratio.  The
               ----------------------------------------------------
     Borrower will not permit the Annualized Cash Flow to Pro Forma Debt Service Ratio at any time after the Effective Date to be less than 1.10:1.

     SECTION VII.2.5.  Investments.  The Borrower will not, and will not permit
                       -----------
any of its Restricted Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and Investments to be existing immediately after giving effect to the Restructuring Transaction, each identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure
                        -------------
     Schedule;

          (b)  Cash Equivalent Investments;

          (c) without duplication, Investments by the Borrower to the extent permitted as Indebtedness pursuant to Section 7.2.2;
                                           -------------

          (d) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

          (e) other Investments by the Borrower not to exceed $150,000,000 in the aggregate; and

          (f) Investments in Persons which are Restricted Subsidiaries so long as, before and after giving effect to such Investment, no Default has occurred and is continuing or is caused thereby;

provided, however, that
--------  -------

          (g)  any Investment which when made complies with the requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent
     ----------  ---    ---
     Investment" may
     continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (h)  no Investment otherwise permitted by clause (c), (d), (e) or (f)
                                                    ----------  ---  ---    ---
     shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

     SECTION VII.2.6.  Restricted Payments, etc.  The Borrower shall not and
                       ------------------------
shall not permit any Subsidiary to make any Restricted Junior Payment, except:

          (a) dividends or distributions to the Borrower in respect of its Equity Interests in any of its Subsidiaries;

          (b) so long as no (x) Event of Default or (y) Default of which Senior Management was aware or should have been aware has occurred and is continuing (or would result therefrom), (i) payments by the Borrower of interest accrued on the Subordinated Debt when due and (ii) any Restricted Junior Payment of the type set forth in clause (c) of the definition
                                             ----------
     thereof to the extent that such Restricted Junior Payment is made with proceeds from the issuance of, or capital contribution in respect of, common stock of the Borrower and is otherwise on terms satisfactory to the Arranging Agents; and

          (c) Unrestricted Subsidiaries may refinance in whole or in part from time to time any of its Indebtedness so long as any such refinancing is not recourse in any manner to the Borrower or any other Subsidiary and does not require the imposition (contingently or otherwise) of any Lien on the assets of the Borrower or any Restricted Subsidiary.

     SECTION VII.2.7.  Capital Expenditures, etc.  In any Fiscal Year
                       -------------------------
immediately following a Fiscal Year in which the Total Debt to Annualized Cash Flow Ratio is greater than 5.50:1, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, make or commit to make Capital Expenditures in such Fiscal Year, except Capital Expenditures which do not aggregate in excess of $650,000,000 in such Fiscal Year; provided, however, that
                                                         --------  -------
(i) to the extent Capital Expenditures are made in any Fiscal Year in an amount less than the maximum amount permitted for such Fiscal Year, the Capital Expenditures which the Borrower or its Restricted Subsidiaries may make or commit to make in the next following Fiscal Year shall be increased by 50% of the amount of the permitted Capital Expenditures not so made in the immediately preceding Fiscal Year (the "Carry-Forward Amount"), but no further carry forward
                            --------------------
of such Carry-Forward Amount to any other succeeding Fiscal Year shall be permitted, and (ii) no portion of any Carry-Forward Amount shall be used in any Fiscal Year until the entire amount of the Capital Expenditures permitted to be made or committed to be made in such Fiscal Year shall have been used.

     SECTION VII.2.8.  Subsidiaries.  The Borrower will not have any
                       ------------
Subsidiaries other than Restricted Subsidiaries and Unrestricted Subsidiaries. The Borrower will not permit any

Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower.

     SECTION VII.2.9.  Take or Pay Contracts.  The Borrower will not, and will
                       ---------------------
not permit any of its Restricted Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Restricted Subsidiary regardless of whether such materials, supplies, other property or services are in fact or can be required to be delivered or furnished to it.

     SECTION VII.2.10.  Consolidation, Merger, etc.  The Borrower will not, and
                        --------------------------
will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except that (i) TSAT may merge with and into the Borrower pursuant to the TSAT Merger and on terms and conditions satisfactory to a Lenders holding a majority of the outstanding Loans and Commitments, (ii) the transactions contemplated by the Restructuring Transaction may be made in accordance with the terms of the Restructuring Agreement and (iii) any Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or (subject to clauses (a) and (b)), any other Collateral Subsidiary;
                        -----------     ---
provided, however, that, subject to Section 7.1.8,
--------  -------                   -------------

          (a)  in no event shall any Pledged Subsidiary merge with and into

               (i)  any Subsidiary other than another Pledged Subsidiary unless
          (A) the Required Lenders shall have given their prior written consent thereto, or (B) after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, all of the issued and outstanding shares of Capital Stock of the surviving Person in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary and appropriate in the opinion of the Administrative Agent and its counsel to create, perfect or maintain the collateral position of the Administrative Agent and the Lenders therein as contemplated by this Agreement; or

               (ii) any other Pledged Subsidiary if, after giving effect to such merger, the Administrative Agent has less than that percentage of the issued and outstanding shares of the surviving Person pledged to it than it had pledged to it immediately prior to such merger; and

          (b) in the case of the merger of any Subsidiary into the Borrower, the Borrower shall be the surviving corporation and continue to be incorporated under the laws of a State of the United States.

     SECTION VII.2.11.  Permitted Dispositions.  The Borrower will not, and will
                        ----------------------
not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant options, warrants or other rights with respect to, any of the Borrower's or such Subsidiaries' assets (including accounts receivable or Capital Stock of Subsidiaries) to any Person unless such sale, transfer, lease, contribution or conveyance of such assets is
(i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's or such Subsidiary's assets) or is of obsolete or worn out property, (ii) permitted by Section 7.2.10, (iii) subject to Section 7.1.8,
                            --------------                   -------------
between Restricted Subsidiaries or from a Subsidiary to the Borrower or (iv) of other assets of the Borrower having a value (determined based on the higher of book and fair market value) not to exceed $30,000,000 for the term of this Agreement.

     SECTION VII.2.12.  Modification of Certain Agreements.  The Borrower will
                        ----------------------------------
not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in, or applicable to, (i) any Transaction Document, if the effect of such amendment, supplement, amendment and restatement, waiver or modification or forbearance might individually or in the aggregate have a Material Adverse Effect, or (ii) any Subordinated Debt Document.

     SECTION VII.2.13.  Transactions with Affiliates.  The Borrower will not,
                        ----------------------------
and will not permit any of its Restricted Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates or any Unrestricted Subsidiary, other than in connection with the Roll-up Plan, unless such arrangement or contract is on fair and reasonable terms and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION VII.2.14.  Negative Pledges, Restrictive Agreements, etc.  The
                        ---------------------------------------------
Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document or any document pursuant to which any Indebtedness permitted by clause (c) of
                                                                ----------
Section 7.2.2 is permitted but solely with respect to any asset acquired solely
-------------
with the proceeds of such Indebtedness and no other asset of the Borrower or any Subsidiary) prohibiting

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, to the extent that any such negative pledge would prohibit the creation or first priority perfection of any Liens of the type described in clause (a) of Section
                                                      ----------    -------
     7.2.3 (other than in the case of Capitalized Leases to the extent of Liens
     -----
     solely in the assets subject to such Capitalized Lease);

          (b) the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION VII.2.15.  Sale and Leaseback.  The Borrower will not, and will not
                        ------------------
permit any of its Restricted Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Restricted Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Restricted Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Restricted Subsidiaries.

     SECTION VII.2.16.  Restrictions on Leases and ASkyB Transaction.  The
                        --------------------------------------------
Borrower will not, and will not permit any of its Restricted Subsidiaries to,
(a) enter into any agreement or arrangement with Tempo or any other Person providing for the leasing by the Borrower or any of its Restricted Subsidiaries of high power satellite transmission capacity unless (i) such agreement or arrangement is on fair and reasonable terms and is an agreement or arrangement of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with such Person, and (ii) the Arranging Agents consent in writing (such consent not to be unreasonably withheld or delayed), or (b) consummate the ASkyB Transaction without the consent of all Lenders.

     SECTION VII.2.17.  Restrictions on TSAT Partners Holdings and Its
                        ----------------------------------------------
Subsidiaries.  The Borrower shall not permit TSAT Partners Holdings. nor any of
------------
TSAT Partners Holdings' Subsidiaries to (i) engage in any business activity other than, in the case of TSAT Partners Holdings, in connection with the continuing ownership of the issued and outstanding shares of Capital Stock of TCISE Partner 1 and TCISE Partner 2, and in the case of TSAT Partners Holdings' Subsidiaries, in connection with the continuing ownership of partnership interests in the Primestar Partnership; (ii) create, incur, assume, suffer to exist or otherwise become liable in respect of any Indebtedness other than in respect of the Obligations; (iii) create, incur, assume or enter into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets, whether now owned or hereafter acquired; (iv) make, incur, assume or suffer to exist any Investment in any other Person other than, in the case of TSAT Partners Holdings, in connection with the continuing ownership of the issued and outstanding shares of Capital Stock of TCISE Partner 1 and TCISE Partner 2, and in the case of TSAT Partners Holdings' Subsidiaries, in connection with the continuing ownership of partnership interests in the Primestar Partnership; (v) make or commit to make any Capital Expenditure or enter into any arrangement which would give rise to any Capitalized Lease Liability; (vi) enter into any arrangement which involves the leasing by such Person from any lessor of any real or personal property (or any interest therein) other than the lease of office space incidental to its ordinary course of business; (vii) wind-up, liquidate or dissolve, consolidate or amalgamate with, or merge into or with any other corporation or purchase or otherwise acquire all or any part of the assets of any Person (or division thereof); or (viii) sell, transfer, lease or otherwise dispose of, or grant to any Person options, warrants or other rights with respect to any of its assets, unless otherwise permitted by this Agreement and except as set forth in the Primestar Partnership Agreement.


                                 ARTICLE VIII

                                 EVENTS OF DEFAULT

     SECTION VIII.1.  Listing of Events of Default.  Each of the following
                      ----------------------------
events or occurrences described in this Section 8.1 shall constitute an "Event
                                        -----------                      -----
of Default".
----------

     SECTION VIII.1.1.  Non-Payment of Obligations.  The Borrower shall default
                        --------------------------
in the payment or prepayment when due of

          (a) any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.2 or Section 2.6.4, as the case
                                     -------------    -------------
     may be;

          (b) any principal of any Loan other than in respect of a voluntary prepayment thereof; or

          (c)  any interest on any Loan or any fee described in Article III or
                                                                -----------
     of any other Obligation and such default shall continue unremedied for a period of five days.

     SECTION VIII.1.2.  Breach of Warranty.  Any representation or warranty of
                        ------------------
the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to any Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article
                                                                      -------
V), is or shall be incorrect when made or deemed to have been made in any material respect.

     SECTION VIII.1.3.  Non-Performance of Certain Covenants and Obligations.
                        ----------------------------------------------------
The Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.11 or Section 7.2.
                  --------------    -----------

     SECTION VIII.1.4.  Non-Performance of Other Covenants and Obligations.  The
                        --------------------------------------------------
Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION VIII.1.5.  Default on Other Indebtedness.  A default shall occur in
                        -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) or any other item which, in accordance with GAAP,
             -------------
would be included as a liability on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined (collectively the "Subject Debt") of the Borrower or any of its Subsidiaries or
                   ------------
the Primestar Partnership having a principal amount, individually or in the aggregate, in excess of $15,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (subject to any applicable grace period) if the effect of such default is to accelerate the maturity of any such Subject Debt or such default shall permit the holder or holders of such Subject Debt, or any trustee or agent for such holders, to cause or declare such Subject Debt to become due and payable or to require such Subject Debt to be prepaid, redeemed, purchased or defeased, or to cause an offer to purchase or defease such Subject Debt to be required to be made, prior to its expressed maturity.

     SECTION VIII.1.6.  Judgments.  Any judgment or order for the payment of
                        ---------
money in excess of $15,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) or indemnification and as to which the insurer or the indemnifying party, as the case may be, has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of its Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 45 days after the entry thereof.

     SECTION VIII.1.7.  Pension Plans.  Any of the following events shall occur
                        -------------
with respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION VIII.1.8.  Control of the Borrower.  Any Change in Control shall
                        -----------------------
occur.

     SECTION VIII.1.9.  Bankruptcy, Insolvency, etc.  The Borrower, any of its
                        ---------------------------
Subsidiaries or  the Primestar Partnership shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each such Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under this Agreement and the other Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower or any such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower and each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

     SECTION VIII.1.10.  Impairment of Security, etc.  Any Loan Document, or any
                         ---------------------------
Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION VIII.1.11.  Material Adverse Change.  There has been a material
                         -----------------------
adverse change in the consolidated financial condition, results of operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole, or the Borrower and its Restricted Subsidiaries, taken as a whole.

     SECTION VIII.2.  Action if Bankruptcy.  If any Event of Default described
                      --------------------
in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not
   -----------         ---    -------------
theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

     SECTION VIII.3.  Action if Other Event of Default.  If any Event of Default
                      --------------------------------
(other than any Event of Default described in clauses (a) through (d) of Section
                                              -----------         ---    -------
8.1.9) shall occur for any reason, whether voluntary or involuntary, and be
-----
continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.


                                 ARTICLE IX

                                 THE AGENTS

     SECTION IX.1.  Actions.  Each Lender hereby appoints Scotiabank as its
                    -------
Administrative Agent, NationsBank as its Syndication Agent, Credit Lyonnais as its Documentation Agent and each of Scotiabank, NationsBank and Credit Lyonnais as an Arranging Agent, in each case under and for purposes of this Agreement and each other Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under this Agreement and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by such Agent (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according
                                                             --- ----
to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrower; provided, however, that no Lender
                                              --------  -------
shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or wilful misconduct. No Agent shall be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION IX.2.  Funding Reliance, etc.  Unless the Administrative Agent
                    ---------------------
shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

     SECTION IX.3.  Exculpation.  None of the Agents nor any of their respective
                    -----------
directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by an Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

     SECTION IX.4.  Successor.  Any Agent may resign as such at any time upon at
                    ---------
least 30 days' prior notice to the Borrower and all Lenders. If an Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which, with the prior written consent of the Borrower, not to be unreasonably withheld or delayed, shall thereupon become such an Agent hereunder. If no such successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having (x) a combined capital and surplus of at least $500,000,000 and (y) a credit rating of A or better by Moody's or a comparable rating by S&P; provided, however, that
                                                      --------  -------
if, after expending all reasonable commercial efforts, such retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in clause (y) above,
                                                            ----------
such retiring Agent, shall be permitted to appoint as its successor from all available commercial banking institutions willing to accept such appointment such institution having the highest credit rating of all such available and willing institutions. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

          (a)  this Article IX shall inure to its benefit as to any actions
                    ----------
     taken or omitted to be taken by it while it was the Agent under this Agreement; and

          (b)  Section 10.3 and Section 10.4 shall continue to inure to its
               ------------     ------------
     benefit.

     SECTION IX.5.  Loans by Agents.  Each Agent shall have the same rights and
                    ---------------
powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent were not an Agent hereunder.

     SECTION IX.6.  Credit Decisions.  Each Lender acknowledges that it has,
                    ----------------
independently of the Agents and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION IX.7.  Copies, etc.  The Administrative Agent shall give prompt
                    -----------
notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Loan Document.

     SECTION IX.8.  The Agents.  Notwithstanding anything else to the contrary
                    ----------
contained in this Agreement or any other Loan Document, none of the Documentation Agent, the Syndication Agent or the Arranging Agents, in such capacity, shall have any rights, duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of such Agent in such capacity.


                                 ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION X.1.  Waivers, Amendments, etc.  The provisions of this Agreement
                   ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          --------  -------
amendment, modification or waiver shall:

          (a) extend any Commitment Termination Date or the date of any mandatory Commitment reduction under clause (a) of Section 2.2.2 or modify
                                          ----------    -------------
     this Section 10.1 without the consent of all Lenders;
          ------------

          (b) increase the aggregate amount of any Lender's Percentage of any Commitment Amount, increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments or reduce any fees described in Article III payable to any Lender without the consent of such
                  -----------
     Lender;

          (c) extend the Stated Maturity Date for any Lender's Loan or the due date of any interest thereon, or reduce the principal amount of or rate of interest on any Lender's Loan, without the consent of such Lender (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect
                      -----------     -----------
     to the Loans and other Obligations shall only require the vote of the Required Lenders);

          (d) change the definition of "Required Lenders" or any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

          (e) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer;

          (f) except as permitted by the Borrower Security Agreement, Borrower Pledge Agreement, Subsidiary Security Agreement or Subsidiary Guarantee, release (i) any of the guarantees of any Restricted Subsidiary or (ii) all or substantially all of the collateral or Pledged Shares as such term is defined in the Borrower Pledge Agreement), in either case without the consent of all Lenders as expressly provided herein or therein; or

          (g) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent, the Syndication Agent
                          ---
     qua the Syndication Agent, the Documentation Agent qua the Documentation
     ---                                                ---
     Agent, any Arranging Agent qua Arranging Agent or the Issuer qua Issuer,
                                ---                               ---
     unless consented to by such Agent or the Issuer, as the case may be.

No failure or delay on the part of any Agent, the Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION X.2.  Notices.  All notices and other communications provided to
                   -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth opposite its name on Schedule II
                                                               -----------
hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     SECTION X.3.  Payment of Costs and Expenses.  The Borrower agrees to pay on
                   -----------------------------
demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other

     Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

          (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save each Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Agent, the Issuer and the Lenders) incurred by each Agent, the Issuer or such Lenders in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION X.4.  Indemnification.  In consideration of the execution and
                   ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and
                           -------------------
against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the

"Indemnified Liabilities"), incurred by the Indemnified Parties or any of them
------------------------
as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the transactions contemplated hereby;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit
                                         ---------
     Extension);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not any Agent, the Issuer or any Lender is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material;

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

          (f) each Agent's and each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Notes and any transfer of the property of the Borrower or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Agent's or Lender's Environmental Liability, regardless of whether caused by, or within the control of, the Borrower or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. The Borrower and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Agent, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION X.5.  Survival.  The obligations of the Borrower under Sections
                   --------                                         --------
4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
     ---  ---  ---  ----     ----
Section 9.1, shall in each case survive any assignment from one Lender to
-----------
another (in the case of Sections 10.3 and 10.4) and any termination of this
                        -------------     ----
Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION X.6.  Severability.  Any provision of this Agreement or any other
                   ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION X.7.  Headings.  The various headings of this Agreement and of each
                   --------
other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION X.8.  Execution in Counterparts, Effectiveness, etc.  This
                   ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, each Agent and each Lender (or notice thereof satisfactory to the Arranging Agents) shall have been received by the Arranging Agents and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

     SECTION X.9.  Governing Law; Entire Agreement.  THIS AGREEMENT AND EACH
                   -------------------------------
OTHER LOAN DOCUMENT (INCLUDING WITHOUT LIMITATION PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION X.10.  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                -------------

     SECTION X.11.  Sale and Transfer of Loans and Notes; Participations in
                    -------------------------------------------------------
Loans and Notes.  Each Lender may assign, or sell participations in, its Loans,
---------------
Letters of Credit and Commitments to one or more other Persons in accordance with this Section 10.11.
          -------------

     SECTION X.11.1.  Assignments.  Upon prior notice to the Borrower and the
                      -----------
Arranging Agents, any Lender,

          (a) with the consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and, with respect to the consent of the Borrower, shall not be required if an Event of Default has occurred and is continuing) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b) with notice to the Borrower and the Administrative Agent, but without the consent of the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans,
       ---------------
Letter of Credit Outstandings and Commitments in a minimum aggregate amount of $5,000,000 (or, if less, the entire remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitment); provided, however, that the
                                               --------  -------
assigning Lender must assign a pro-rata portion of each of its Revolving Loan Commitment, outstanding Revolving Loans and interest in Letter of Credit Outstandings. The Borrower and each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c)  written notice of such assignment and delegation, together with
     (i) payment instructions, (ii) the Internal Revenue Service Forms or other statements contemplated or required to be delivered pursuant to Section
                                                                     -------
     4.6, if applicable, and (iii) addresses and related information with respect to such Assignee Lender, shall have been delivered to the Borrower and the Administrative Agent by such Lender and such Assignee Lender;

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent;

          (e)  the processing fees described below shall have been paid; and

          (f) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to clause (b) of Section 2.7.
                                                ----------    -----------

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment and delegation is registered in the Register pursuant to clause (b) of Section 2.7, (x) the Assignee Lender
                     ----------    -----------
thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to clause (c), the Borrower shall execute and deliver to the
               ----------
Administrative Agent (for delivery to the relevant Assignee Lender) a new Note (if requested by such Assignee Lender pursuant to Section 2.7(b)(ii)) evidencing
                                                  ------------------
such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement Note in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, any Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the Borrower. Accrued interest and fees shall be paid as provided in the Lender Assignment Agreement, and shall be paid at the same time or times provided in any predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement. Any attempted assignment and delegation not made in accordance with this Section
                                                                     -------
10.11.1 shall be null and void.  Notwithstanding anything to the contrary set
-------
forth above, any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

     SECTION X.11.2.  Participations.  Upon prior written notice to the Borrower
                      --------------
and the Administrative Agent, any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of
                               -----------
the Loans, Commitments, or other interests of such Lender hereunder; provided,
                                                                     --------
however, that
-------

          (a)  no participation contemplated in this Section 10.11 shall relieve
                                                     -------------
     such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (a), (b), (f) or, to the extent requiring the
                           ----------  ---  ---
     consent of each Lender, clause (c) of Section 10.1; and
                             ----------    ------------

          (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of

Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered
------------  ---  ---  ---  ---  ---  -----  ----     ----
a Lender. Each Participant shall only be indemnified for increased costs pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which
            -----------  ---    ---
sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section 10.11.2 shall indemnify and hold
                                     ---------------
harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including, without limitation, reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form 1001 or 4224 (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

     SECTION X.12.  Other Transactions.  Nothing contained herein shall preclude
                    ------------------
any Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION X.13.  Execution on Behalf of Corporation.  Any signature by any
                    ----------------------------------
Authorized Officer on this Agreement, any Loan Document and any other instrument and certificate executed or to be executed pursuant to or in connection with this Agreement or such other Loan Documents is provided only in such Authorized Officer's capacity as a corporate officer, and not in any way in such Authorized Officer's personal capacity.

     SECTION X.14.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                    -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ARRANGING AGENTS, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT
                      --------  -------
AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ARRANGING AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION, SUBJECT TO THE BORROWER'S RIGHT TO CONTEST SUCH JUDGMENT BY MOTION OR APPEAL ON ANY GROUNDS NOT EXPRESSLY WAIVED IN THIS SECTION 10.14. THE BORROWER HEREBY
                                         -------------
IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE
                                                 -------------
ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE, ON THE BORROWER'S BEHALF AND ON BEHALF OF THE BORROWER'S PROPERTY, SERVICE OF THE COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY
                                        ------------

EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION X.15.  Waiver of Jury Trial.  THE AGENTS, THE LENDERS, THE ISSUER
                    --------------------
AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE LENDERS AND THE ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    PRIMESTAR, INC.


                                    By:
                                       ---------------------------------------
                                       Title:



                                    THE BANK OF NOVA SCOTIA, as an Arranging
                                      Agent and as the Administrative Agent


                                    By:
                                       ---------------------------------------
                                       Title:





                                    CREDIT LYONNAIS NEW YORK BRANCH, as an
                                      Arranging Agent and as the Documentation
                                      Agent


                                    By:
                                       ---------------------------------------
                                       Title:



                                    NATIONSBANK OF TEXAS, N.A., as an Arranging
                                      Agent and  as the Syndication Agent


                                    By:
                                       ---------------------------------------
                                       Title:

                                    Lenders:
                                    -------

                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       --------------------------------------
                                       Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                       --------------------------------------
                                       Title:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                       --------------------------------------
                                       Title:

                                    LONG TERM CREDIT BANK OF JAPAN, LTD.


                                    By:
                                       --------------------------------------
                                       Title:

                                    ABN AMRO BANK N.V.


                                    By:
                                       --------------------------------------
                                       Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                       --------------------------------------
                                       Title:

                                    BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                      ASSOCIATION


                                    By:
                                       --------------------------------------
                                       Title:

                                    COLORADO NATIONAL BANK


                                    By:
                                       --------------------------------------
                                       Title:

                                    SOCIETE GENERALE, NEW YORK BRANCH


                                    By:
                                       --------------------------------------
                                       Title:

                                    BANK OF MONTREAL


                                    By:
                                       --------------------------------------
                                       Title:

                                    ROYAL BANK OF CANADA


                                    By:
                                       --------------------------------------
                                       Title:

                                    FLEET BANK, N.A.


                                    By:
                                       --------------------------------------
                                       Title:

                                    BARCLAYS BANK PLC


                                    By:
                                       --------------------------------------
                                       Title:

                                    BEAR STEARNS INVESTMENT PRODUCTS, INC.


                                    By:
                                       --------------------------------------
                                       Title: